WOODMEN VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

WOODMEN VARIABLE ANNUITY

PROSPECTUS

May 1, 2014

For—The Individual Flexible Premium Deferred Variable Annuity Certificate issued by Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society.

The Variable Annuity Certificate is intended for long-term investment purposes. You bear investment risk that could include loss of principal, and investment returns are not guaranteed. The Certificate provides a free look period of at least ten (10) days during which you may cancel the Certificate without penalty or surrender charges.

The Certificate owner (“you” or “your”) may allocate investments to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the Woodmen Variable Annuity Account, each of which invests in one of the following funds:

FIDELITY® VARIABLE INSURANCE PRODUCTS

Fidelity® VIP Contrafund® Portfolio, Service Class

Fidelity® VIP Equity-Income Portfolio, Service Class

Fidelity® VIP Growth Portfolio, Service Class

Fidelity® VIP Growth & Income Portfolio, Service Class

Fidelity® VIP Money Market Portfolio, Service Class

Fidelity® VIP Overseas Portfolio, Service Class

CALVERT VARIABLE PRODUCTS, INC.

Calvert VP S&P 500 Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP Nasdaq-100 Index Portfolio

Calvert VP Investment Grade Bond Index Portfolio

Calvert VP EAFE International Index Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Income VIP Fund, Class 2

Franklin Mutual Global Discovery VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Strategic Income VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

PIMCO VARIABLE INSURANCE TRUST

PIMCO Real Return Portfolio Administrative Class

PIMCO Low Duration Portfolio Administrative Class

The accompanying prospectuses for each of the above describe their investment objectives and risks.

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WHY YOU SHOULD READ AND KEEP THIS PROSPECTUS.

This prospectus describes the variable account and the Certificate and contains information you should know before you purchase a Certificate. Please read this prospectus carefully and keep it for future reference. More information about Woodmen of the World and/or Omaha Woodmen Life Insurance Society, the variable account and this Certificate is available in the Statement of Additional Information (SAI) dated May 1, 2014. The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. A copy of the SAI may also be obtained without charge by calling 1-877-664-3332 or by writing Woodmen at its home office at 1700 Farnam Street, Omaha, NE 68102. A table of contents for the SAI appears at the end of this prospectus. For each investment selection, you also should receive separate prospectuses. Please read them carefully and keep them for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

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(continued)

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FOR PURPOSES OF THIS PROSPECTUS, “WOODMEN,” “WE,” “US” OR “OUR” MEANS WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. “YOU” AND “YOUR” REFER TO THE OWNER(S) OF THE CERTIFICATE.

DEFINITIONS

Account: Woodmen Variable Annuity Account, a separate investment account established under Nebraska law. The account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended. This is also called the variable account.

Accumulated Value: The accumulated value at any time before the annuity starting date is equal to the sum of the variable account value and the fixed account value.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death will result in payment of the Death Benefit. The annuitant is the benefit member of the fraternal benefit society.

Annuity Starting Date: The date on which the annuity payments are to begin. After the first Certificate Anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday.

Beneficiary: The person (or persons) to whom we pay the death proceeds, i.e., the Death Benefit or Surrender Value, upon the death of the annuitant or owner, respectively.

Business Day: Each day the New York Stock Exchange is open for trading except:(1) any period when the SEC determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the SEC may permit for the protection of security holders of a Fund. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively (see “Valuation Date”).

Certificate: The Individual Flexible Premium Deferred Variable Annuity Certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the effective date.

Certificate Anniversary: The same calendar date in each Certificate Year as the effective date.

Certificate Year: The 12-month period ending on the Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Death Benefit: The amount we pay upon the death of the annuitant.

Due Proof of Death: Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

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Effective Date: The date designated in your Certificate that benefits begin.

Fixed Account: Amounts allocated to the fixed account under the Certificate are part of our general account, which supports annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the Investment Company Act of 1940. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Funds: The mutual funds or other investment options available under the Certificate. A specific Fund corresponds to each subaccount of the variable account. Each of the Funds is referred to as a “Fund.”

Good Order: An instruction that is received by Woodmen of the World and/or Omaha Woodmen Life Insurance Society that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including required spousal or joint owner’s consents) so that Woodmen of the World and/or Omaha Woodmen Life Insurance Society does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Certificate, a fund transfer request, or a death benefit claim must be in good order.

Home Office: Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

Nonqualified Certificate: A Certificate that is not funding a tax-favored retirement plan.

Owner: Person or persons entitled to exercise the Certificate’s rights and privileges.

Payee: The person named to receive payments under any settlement option contract issued whenever certificate benefits are applied to a settlement option.

Qualified Certificate: A Certificate we issue in connection with plans that qualify for special federal income tax treatment such as plans under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

Registered Representative: An individual who is licensed to sell securities, having passed the Series 6 or 7 and Series 63 examinations.

Required Minimum Distribution (“RMD”): In general, a minimum amount that the IRS requires to be withdrawn from a Qualified Certificate each year. RMDs generally must begin no later than April 1st of the calendar year after the account holder reaches age 70 1⁄2. These guidelines are established by the IRS.

SEC: The Securities and Exchange Commission

Subaccount: A subdivision of the variable account. Each subaccount invests exclusively in the shares of funds not affiliated with Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society. Woodmen selects groups of funds for Certificates generally from which you may choose to invest.

Subaccount Unit: A unit used in valuing a subaccount.

Surrender: Termination of the Certificate upon payment of applicable fees, if any.

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Surrender Value: The Accumulated Value, less applicable surrender and certificate fees, you would receive if you surrender a Certificate after your free look has expired, or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.

Valuation Date: Any day that both the New York Stock Exchange and Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society are open for business.

Valuation Period: The period of time from the end of one valuation date to the end of the next valuation date.

Variable Account: Woodmen Variable Annuity Account, a separate investment account established under Nebraska law. The variable account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended.

Withdrawal: Any receipt of less than the Surrender Value of a Certificate.

FEE AND EXPENSE TABLES

The following fee and expense tables describe the fees and expenses that you may incur as a Certificate owner, including those fees you will pay when buying, owning and surrendering the Certificate. These tables are intended to help you to understand the various costs and expenses under the Certificate. Currently, none of the Certificates we sell are subject to state premium taxes. The tables reflect expenses for both the variable account and the Funds. For a complete discussion of Certificate costs and expenses, see “Certificate Fees & Charges.” For more information regarding the expenses of the Funds, see the applicable Fund prospectus.

No sales charge (load) is paid upon the purchase of the Certificate. However, we may impose a charge if any portion (over 10% of the Accumulated Value existing at the time you made the first withdrawal in any one Certificate Year) of a premium is withdrawn or surrendered before it has been invested for up to seven (7) years. See the table below.

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CERTIFICATE OWNER TRANSACTION EXPENSES

Deferred Sales Charge (Surrender Charge)

(As a percentage of the amount withdrawn or surrendered (see “Certificate Fees & Charges”))*

Premium Year	Annuitant Issue Age
	0-60**	61-75	76-85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	None
7	1%	None	None
8 or more	None	None	None

*	In each Certificate Year, you can make, without incurring a surrender charge, withdrawals of up to 10% of the Accumulated Value existing at the time you make the first withdrawal in that Certificate Year.
**	Applies to all ages in Connecticut.

Transfer Fee $25 on transfers in excess of twelve (12) in any Certificate Year

PERIODIC CHARGES OTHER THAN FUND EXPENSES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, excluding any Fund fees and expenses.

Sales Charge on Premiums	None
Annual Certificate Fee	Current Fee: $30 (Maximum Fee: $45)
(this fee applies only to Certificates with a variable account value of less than $50,000)

Variable Account Annual Expenses

Mortality & Expense Risk Charges	1.25% (maximum 1.40%)
(as a percentage of average variable account value)*
Administrative Charge	None
Total Variable Account Annual Expenses	1.25% (maximum 1.40%)*

*	All current and new accounts are charged a 1.25% Mortality & Expense Risk Charge. However, Woodmen has a contractual right to increase or decrease this charge, but may not increase this charge to greater than a maximum of 1.40%.

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RANGE OF ANNUAL FUND OPERATING EXPENSES

The next table shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2013 (before any fee waiver or expense reimbursement). Expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses

(Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

Minimum	[0.36	]%
Maximum	[1.22	]%

EXAMPLE

This example is intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate owner transaction expenses, certificate fees, separate account annual expenses, and Fund fees and expenses. The example assumes that you invest $10,000 in the Certificate for the time periods indicated and that the maximum annual certificate fee of $45 is assessed, as well as the maximum 1.40% mortality and expense risk charges. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years
$938	$1,389	$1,863	$3,325

(2)	If you annuitize your Certificate (option 1 or 2, described on page 25) at the end of the applicable time period:

1 year	3 years	5 years	10 years
$938	$897	$1,551	$3,280

(3)	If you do not surrender your Certificate:

1 year	3 years	5 years	10 years
$264	$897	$1,551	$3,280

The examples above should not be considered a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

Condensed Financial Information for the investment options available under the Certificate is set forth in “Appendix—Condensed Financial Information” to this prospectus.

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WOODMEN VARIABLE ANNUITY SUMMARY

THE CERTIFICATE

This Certificate is an individual flexible premium deferred variable annuity issued by Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society, a Nebraska non-profit fraternal benefit society located at 1700 Farnam Street, Omaha, NE 68102.

You may purchase a Certificate for as little as $2,000 (or $1,000 for a Qualified Certificate). You may pay premium payments of as little as $50. If you are eligible, you may open certain retirement accounts without an initial payment or minimum amount.

A Certificate may not be available for purchase in all states.

FEES AND EXPENSES

If your Certificate’s variable account value as of a Certificate Anniversary is less than $50,000, there is currently an annual certificate fee of $30 to reimburse us for general administrative expenses. This fee is subject to change, but cannot exceed $45 and is assessed on the Certificate Anniversary and upon surrender. We also may impose a surrender charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your Certificate if you withdraw a premium payment before it has been invested seven (7) years. The surrender charge is based upon the lower of either premiums paid or fair market value. However, you may make free withdrawals of up to 10% of the Accumulated Value of your Certificate during a Certificate Year (at time of first withdrawal) without incurring this surrender charge. We may also waive surrender charges in certain circumstances. Under certain circumstances we may charge a fee for transfers among subaccounts.

If you invest in a variable subaccount, you will incur a mortality and expense risk charge currently computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account and guaranteed not to exceed 1.40%. In addition, a daily charge based on a percentage of each Fund’s average daily net asset value is payable by each Fund to its investment adviser. These charges do not apply to the fixed account.

FREE LOOK PERIOD

Your Certificate provides for a free look period of at least ten (10) days (or whatever longer time may be required by state law), which begins on the day you receive your Certificate. During this time, you may return your Certificate for a refund. Upon cancellation, the Certificate will be deemed void as of the effective date and you will receive your Accumulated Value (or your premiums, if greater) as of the date we receive your Certificate and cancellation request, in good order, at our home office. The amount of your refund may differ if your Certificate is an IRA. (See “YOUR CERTIFICATE—FREE LOOK PERIOD.”)

WITHDRAWALS AND SURRENDERS

You may take a withdrawal from or surrender the Certificate before the annuity starting date and while the annuitant is alive. Such distributions may be subject to certain surrender charges as described in this prospectus. Some qualified plans restrict the availability of the Certificate’s value to the plan participant. If you take a withdrawal from or surrender the Certificate before attaining age 59 1⁄2, you may be subject to a 10% premature distribution penalty in addition to any state and federal income taxes you may owe.

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TRANSFERS

You may transfer all or a part of your Certificate’s value among the subaccounts. You may make twelve (12) free transfers between one or more subaccounts in each Certificate Year. Following the 12th transfer, each transfer thereafter will result in a $25 charge (exchange fee). We will not transfer any amount less than $50 into any single subaccount. You may make one transfer, limited to the greater of $500 or 25% of the fixed account value, from the fixed account into subaccounts each Certificate Year.

FEDERAL TAX MATTERS

Generally, there should be no federal income tax payable on increases in Accumulated Value until there is a distribution. Distributions, including annuity payments, may be taxable. All amounts includable in income with respect to the Certificate are taxed as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1⁄2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

•	If received under a payment option, they are taxed in the same manner as annuity payments.

•	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

(For more information, see “Federal Tax Matters.”)

INFORMATION ON REPLACEMENTS AND QUALIFIED CERTIFICATES

It may not be in your interest to replace your existing annuity, life insurance contract, or mutual fund with this Certificate. You should replace an existing contract only when you determine that this Certificate is a better investment for you. You may have to pay a surrender charge on your existing contract, and the Certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing a new Certificate. You should talk to your professional tax adviser to make sure that you understand the tax consequences, as not all exchanges will be tax-free. Tax-free treatment is only applicable to certain exchanges involving life insurance and annuity contracts. If you surrender your existing contract for cash and then buy the Certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender. Likewise, if you sell or redeem mutual funds and then use the proceeds to buy the Certificate, you may have to pay taxes on the sale or redemption.

Even though you may fund some types of retirement plans with the Certificate, including an Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA and pension or profit sharing plans, these plans also provide tax deferral. You should carefully consider the costs and benefits of the Certificate (including settlement options) before purchasing the Certificate to fund these plans, because the retirement plan arrangement itself provides for tax-deferred growth.

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WOODMEN OF THE WORLD

Our organization’s legal name is Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society, and our home office is located at 1700 Farnam Street, Omaha, NE 68102. Woodmen, founded in Nebraska in 1890, is a fraternal benefit society incorporated under the laws of the state of Nebraska, without capital stock and conducting business solely for the benefit of our members and their beneficiaries and not for profit. Woodmen operates on the lodge system based on chapters and has a representative form of government. Woodmen currently has approximately 700,000 members in over 900 adult and youth chapters. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity Certificates in all 50 states and the District of Columbia. On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”).

We legally own the account’s assets but we cannot charge the account with debts or liabilities arising out of any other business we may conduct. The account’s assets are available to cover our general debts and liabilities only when the account’s assets exceed its liabilities. We may transfer assets which exceed the account’s reserves and liabilities to our general account. All obligations arising under the Certificates are our general corporate obligations.

INVESTMENT OPTIONS

In addition to the fixed account, we currently have nineteen (19) subaccounts available, each of which invests exclusively in shares of a single corresponding Fund. Each of the Funds was formed for use in insurance company separate accounts, and is registered with the SEC as an open-end, diversified management investment company. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics.

We have summarized the investment objectives and policies of each Fund. There is no assurance that any Fund will meet its objectives. You should also read the current prospectus for each Fund, which precedes or accompanies this prospectus, for more detailed information, including a description of risks and expenses for each Fund. If you received a summary prospectus for a Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

FIDELITY VARIABLE INSURANCE PRODUCTS

Fidelity Management & Research Company (FMR) is the Funds’ manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the Funds.

VIP Contrafund® Portfolio, Service Class

This portfolio seeks long-term capital appreciation. The portfolio normally invests primarily in common stocks, including domestic and foreign issuers, and across different market sectors. The portfolio may invest in “growth” or “value” stocks, or both. The portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

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VIP Equity-Income Portfolio, Service Class

This portfolio seeks reasonable income; capital appreciation is also a consideration. The portfolio normally invests in income-producing stocks, often large-cap “value” stocks. The portfolio can also invest in other types of equity securities and debt securities, including lower-quality debt securities.

VIP Growth Portfolio, Service Class

This portfolio seeks capital appreciation. The portfolio invests primarily in common stocks that the adviser believes have above-average growth potential.

VIP Growth & Income Portfolio, Service Class

This portfolio seeks high total return through a combination of current income and capital appreciation. The portfolio expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

VIP Overseas Portfolio, Service Class

This portfolio seeks long-term growth of capital. Normally, at least 80% of the portfolio’s total assets will be invested in non-U.S. securities. The portfolio allocates investments across different countries and regions.

Fidelity Investments Money Management, Inc., and other investment advisers serve as sub-advisers to the following Fund.

VIP Money Market Portfolio, Service Class

This portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity. The portfolio consists of U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

CALVERT VARIABLE PRODUCTS, INC.

Calvert Investment Management, Inc. serves as the investment adviser to these Funds. Except as noted below, Ameritas Investment Partners, Inc. serves as the sub-adviser to these Funds. Below is a summary of the Calvert Funds, including each Fund’s investment objective and principal investments.

Calvert VP S&P 500 Index Portfolio

This portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index.

Calvert VP S&P MidCap 400 Index Portfolio

This portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The portfolio will typically invest at least 80% of its net assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index.

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Calvert VP Russell 2000 Small Cap Index Portfolio

This portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The portfolio will typically invest at least 80% of its net assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index.

Calvert VP NASDAQ-100 Index Portfolio

This portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The portfolio will typically invest at least 80% of its net assets in investments with economic characteristics similar to the stocks represented in the NASDAQ-100 Index.

Calvert VP Investment Grade Bond Index Portfolio

This portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Barclays Aggregate Bond Index. Under normal circumstances, the portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to the fixed-income securities represented in the Barclays Index.

World Asset Management, Inc. serves as the sub-adviser to the following Fund.

Calvert VP EAFE International Index Portfolio

This portfolio seeks investment results that correspond to the investment performance of foreign stocks, as represented by the Morgan Stanley Capital International EAFE Index. The MSCI EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East. The Portfolio will typically invest in common stocks of the companies that compose the MSCI EAFE Index.

“Russell 2000 Index” “S&P 500,” “S&P Mid Cap 400 Index,” “EAFE International Index” and “Nasdaq 100 Index” are trademarks/service marks of the Frank Russell Company, McGraw-Hill, Inc., MSCI, Inc. and The Nasdaq Stock Market, Inc. (the “Trademark Owners”), respectively, and have been licensed for use by Calvert Investments, Inc. The Calvert VP Portfolios bearing the marks are not sponsored, endorsed, sold or promoted by the Trademark Owners and the Trademark Owners make no representation or warranty, express or implied, regarding the advisability of investing in, and bear no liability with respect to, those portfolios.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Advisors, Inc. serves as the investment advisor to the following Funds, except as noted below. Below is a summary of the Franklin Templeton Funds, including each Fund’s investment objective and principal investments.

Franklin Income VIP Fund, Class 2

This portfolio seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities. The equity securities in which the Fund invests consist primarily of common stocks. The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade (also known as “junk bonds”), including a portion in defaulted securities. The Fund also may invest up to 25% of its assets in foreign securities, either directly or through depositary receipts. The Fund’s investment manager seeks securities that it believes are undervalued or out-of-favor and offer opportunities for income today and significant growth tomorrow.

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Franklin Strategic Income VIP Fund, Class 2

This portfolio seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign debt securities, including those in emerging markets. The Fund may invest up to 100% of its total assets in high-yield, lower quality debt securities (also referred to as “junk bonds”). In pursuing its investment goals, the Fund may enter into currency-related transactions, as well as interest rate or credit-related transactions, involving derivative instruments.

Templeton Global Bond VIP Fund, Class 2

This portfolio seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund: invests at least 80% of its net assets in bonds—which include debt securities of any maturity, such as bonds, notes, bills and debentures; expects to invest at least 40% of its net assets in foreign securities; and may invest without limit in emerging or developing markets. The Fund focuses on “investment grade” bonds, but may invest up to 25% of its total assets in debt securities rated below investment grade (also referred to as “junk bonds”). In pursuing its investment goals, the Fund may enter into transactions involving derivative instruments.

Franklin Advisory Services, LLC serves as the investment advisor for the following Fund.

Franklin Rising Dividends VIP Fund, Class 2

This portfolio seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the fund invests at least 80% of its net assets in investments of companies that have paid rising dividends. The Fund may invest up to 25% of its total assets in foreign securities.

Franklin Mutual Advisors, LLC serves as the investment advisor for the following Fund.

Franklin Mutual Global Discovery VIP Fund, Class 2

This portfolio seeks capital appreciation. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued. The Fund may attempt to hedge against currency risks and market risk using a variety of derivatives.

PIMCO VARIABLE INSURANCE TRUST

Pacific Investment Management Company LLC (PIMCO) serves as investment adviser to these Funds. Below is a summary of the PIMCO Funds, including each Fund’s investment objective and principal investments.

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PIMCO Real Return Portfolio Administrative Class

This portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. Under normal circumstances, the portfolio invests at least 80% of its net assets in inflation indexed bonds of varying maturities—that are issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations—which may be represented by forwards or derivatives (such as options, futures contracts, or swap agreements).

PIMCO Low Duration Portfolio Administrative Class

This portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities—including bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities—which may be represented by forwards or derivatives (such as options, futures contracts, or swap agreements).

The Funds currently sell shares:

(a) to the variable account as well as to separate accounts of insurance companies that are not affiliated with us; and

(b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts.

We currently do not foresee any disadvantages to you arising from the sale of shares to variable products not affiliated with us. However, we will always try to identify any material conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects you, we may take action on our own.

SELECTION OF FUND SHARES

The Funds offered through the Certificates are selected by Woodmen. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Certificate owners. Woodmen may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.

Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Certificates. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the Certificates, may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the fund) deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some investment options.

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YOUR RIGHT TO VOTE FUND SHARES

Certain voting rights are attributable to the Funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. For more information, see “Voting Rights.”

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the account or that the account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment option. We also may substitute shares of Funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your Certificate without notice and complying with applicable laws.

We also reserve the right to establish additional subaccounts of the variable account, each of which would invest in a new investment option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we may make any new subaccounts available to you. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may surrender the portion of your Accumulated Value funded by such subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the subaccounts under the Certificates, we may:

•	operate the account as a management investment company under the 1940 Act;

•	deregister the account under that Act in the event such registration is no longer required; or

•	combine the account with other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under your Certificate.

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YOUR CERTIFICATE

PURCHASING A CERTIFICATE

Your Certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred basis. We offer the Certificate to members and people who are eligible for membership. You may apply for a Certificate by completing and submitting an application available through your securities licensed Woodmen representative. We do not issue joint Certificates (joint annuitants) or group Certificates. However, we may issue a Certificate with a single annuitant that is jointly owned.

We may issue your Certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as an Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth IRA); or an annuity for a Simplified Employee Pension Plan (SEP-IRA). Retirement plans such as these already provide you with the tax-deferral benefits provided by an annuity.

You must give us, or arrange to have sent to us, a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. The minimum amount we will accept for subsequent premiums is $250. We may accept $50 if you set up a monthly automatic premium payment (see “Automatic Premium Payments”). Initial premium payments over $1,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. Your initial premium will be credited in the manner described in the next paragraph. There are certain circumstances in which you may not have to provide an initial premium to establish your Certificate. These circumstances include, but are not limited to, an employer-sponsored retirement plan.

FREE LOOK PERIOD

Your Certificate provides a “free look” period of at least ten (10) days after you receive your Certificate. If you do decide to cancel your Certificate during this period, you must deliver or mail the Certificate, along with a written request to cancel, to us at the home office or return the Certificate and your written request to cancel to the Registered Representative who delivered it to you. Upon cancellation, the Certificate will be void as of the effective date and you will receive your Certificate’s Accumulated Value (or your premiums, if greater) as of the date we receive your cancellation, in good order, at our home office. You will generally receive your money within seven (7) days after we receive your request for cancellation. However, if your Certificate is an IRA and you decide to cancel it within seven (7) days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any payments made.

ALLOCATING YOUR INITIAL PREMIUM

Because you have a “free look,” we reserve the right to allocate all of your premiums to the money market subaccount for fifteen (15) calendar days from the Effective Date to allow for delivery of your Certificate. After this period, we will allocate the Accumulated Value of your Certificate to the subaccount(s) and/or fixed account according to your original instructions.

AUTOMATIC PREMIUM PAYMENTS

You may make regularly scheduled premium payments through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. You may set up the automatic payments at the time of your application or later by contacting us at the home office. When you set up automatic premium payments, you may select the date you want us to withdraw a premium from

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your account. If the date you select falls on a date that is not a valuation date, such as a weekend or holiday, we will initiate the request on the next business day. We allocate the premium when we receive it. You must give us at least five (5) calendar days notice to stop or change your allocation for future premiums. Your written notice should be sent to our home office and is not considered given until it is received (in good order) there.

OWNER, ANNUITANT AND/OR PAYEE

If you are the sole owner of the Certificate, you generally can name beneficiaries, assign the Certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the Certificate. The annuitant is the person whose life determines the annuity benefits payable under the Certificate and whose death results in payment of the Death Benefit. The annuitant must be a natural person. The beneficiary receives the death proceeds, i.e., the Death Benefit or Surrender Value, if any, that is paid when the annuitant or any owner dies. If the owner and the annuitant are not the same person, the beneficiary will receive the Surrender Value of the annuity upon the death of any owner. If the annuitant dies, the beneficiary will receive the Death Benefit. The payee is any party that the owner selects to receive distributions. The payee will generally receive these distributions during the annuity period. The benefit member is the annuitant. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an owner’s ability to designate annuitants, beneficiaries and payees, and may also limit an owner’s ability to assign the Certificate. In addition, assigning a Nonqualified Certificate may have federal tax consequences (see “Federal Tax Matters, Taxation of Withdrawals, Assignments, Pledges or Partial Surrenders”).

BENEFICIARIES

You may name one or more beneficiaries to receive the death proceeds payable under the Certificate. You may change beneficiaries by sending a request (in good order) to the home office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request (in good order) at the home office if no date is designated. A change in beneficiary is only effective if the request is in good order and was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive (in good order) and approve changes in beneficiary designations. Certain property and tax laws may affect your ability to select a beneficiary other than a spouse.

If you have ever signed a marital property agreement with your spouse or former spouse, or lived in a community property state while married, your spouse or former spouse may have rights to the death proceeds/ annuity payments of your Certificate even if you chose not to name your spouse as beneficiary. Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society are/is not responsible for determining whether your Certificate or death proceeds/ annuity payments are subject to community property laws or a marital property agreement or whether you should obtain spousal consent when naming your beneficiary. Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society will not be liable for acting in accordance with the designation on file unless we have received a properly documented community property or marital property agreement claim (in good order) prior to paying death proceeds/annuity payments. In the event your designated beneficiary cannot be approved, we may pay any death proceeds due upon either the annuitant’s or owner’s death according to Woodmen’s Constitution and Laws.

It is important that you update your beneficiary designations, including full names and complete addresses, if and as they change.

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YOUTH CERTIFICATES

We provide Certificates that allow an adult applicant, when applying for a Certificate in the name of a youth member, to have the option to designate the owner as either the applicant or the youth member. If the youth member is the owner of the Certificate, the adult applicant shall retain control over the Certificate until the youth member reaches the age of majority. The adult applicant/ controller can exercise all rights in the Certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. If the adult applicant/ controller dies before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the adult applicant/controller could have exercised.

TRANSFERRING OWNERSHIP

You may assign your Certificate by sending an assignment request to our home office before the annuity starting date. You may not be able to assign a Certificate you control for another person or a Certificate issued in connection with retirement plans. We must receive (in good order) and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, assignments and pledges of a deferred annuity are taxable as a complete distribution (surrender) from the contract and may be subject to the 10% penalty tax. (See “Federal Tax Matters.”) The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Certificate.

CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS

If your Certificate is used in a qualified plan and the owner is the plan administrator or trustee, the plan administrator may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a Certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.

ACCUMULATION PERIOD

The period during which you invest premiums in the variable and/or fixed account under the Certificate is the accumulation period. During this time the Certificate may increase or decrease in value depending on the performance of the variable account and how much additional premium you invest. For most owners any increase in the Certificate’s value remains tax-deferred until a distribution is made. Any distributions you take from a Nonqualified Certificate during the accumulation period are taxable to the extent there is gain in the Certificate. Accumulation period distributions are taxed differently than annuity payments. For annuity payments (periodic payments from a settlement contract), any “investment in the contract” in the Certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of non-taxable “investment in the contract” (if there is any) and partially of taxable gain (if there is any). The taxation of distributions from a Qualified Certificate depends on the type of qualified plan and various other factors. (See “Federal Tax Matters.”)

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VALUING YOUR CERTIFICATE

We determine the Accumulated Value of your Certificate on each valuation date (each day that both the New York Stock Exchange and we are open for business). We credit premium payments to your Certificate based on the Accumulated Value of the Certificate next determined after receipt of a premium. Your Certificate’s value during the accumulation period is the total of your values in the variable account and the fixed account.

VARIABLE ACCOUNT VALUATION

Your variable account value is the total value of your subaccounts. When we established each subaccount, we set the initial subaccount unit value at $10 ($1 for the initial money market subaccount). The subaccount unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying Fund as well as the daily deduction of charges. We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate your premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that valuation date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee charged to your Certificate. The investment experience of the Fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the Fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount’s performance, its value cannot be predetermined.

FIXED ACCOUNT VALUATION

You may allocate premium or transfer Accumulated Value in the subaccounts to the fixed account investment option available under the Certificate. The fixed account is part of our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 1% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (new money) for the Certificate Year. After that period expires, a new rate will be declared for all deposits and will be effective for another Certificate Year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other Certificates with different Certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the fixed account value may not exceed 1% for any 12-month period.

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DOLLAR COST AVERAGING PLAN

If you wish to make a substantial deposit in your Certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by written request that is effective five (5) business days after we receive it (in good order) at the home office. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Woodmen Registered Representative or from our home office.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue this plan through times when the unit prices are high.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

You may transfer your Certificate’s value among the subaccounts and the fixed account subject to a few restrictions outlined in this prospectus. Such transfers must take place during the accumulation period. We will process your requests for transfers that we receive at our home office, in good order, before the close of business on that valuation date, usually 3:00 p.m. central time. We will process requests we receive (in good order) after that time as of the close of business on the following valuation date.

We process a transfer by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or the total value of the subaccount or fixed account, if less) to any subaccount or to the fixed account.

You may make twelve (12) free transfers from one or more subaccounts in each Certificate Year. We will assess a $25 charge for each transfer in excess of 12 in a single Certificate Year, and deduct that charge from the amount of the transfer. Transfers through the asset rebalancing program (described below) or dollar cost averaging plan (described above) do not count towards your twelve (12) free transfers.

You may make only one (1) transfer from the fixed account in each Certificate Year. The transfer may not exceed $500 or 25% of the total value of the fixed account at the time of transfer, whichever is greater. These restrictions may prolong the period of time it takes to transfer your Accumulated Value in the fixed account to subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria.

Transfers from the fixed account are not subject to a transfer charge and do not count toward your twelve (12) free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount(s) you have selected.

We did not design the Certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer

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requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Certificate owners. (See “Market Timing” below.) In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities. You should read the Funds’ prospectuses for more details.

ASSET REBALANCING PROGRAM

To maintain a particular percentage allocation among subaccounts, the Certificate owner may select asset rebalancing. With asset rebalancing, your Accumulated Value is automatically reallocated in accordance with allocation instructions that you provide. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next valuation date if the 5th is not a valuation date). Before you begin the program, you should determine your investment goals and risk tolerance.

To elect to participate in the program, you must send a written request (in good order) to our home office. Any new request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which is done in writing (unless a valid telephone election exists for the account) and must be received at the home office at least five (5) business days before it becomes effective. The fixed account is excluded from this program. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.

TELEPHONE TRANSACTIONS

You may make certain transactions over the telephone. Before accepting oral instructions from you, we must have received your signed telephone transaction authorization. Telephone authorization is valid only for certain transaction types, and we may add to or limit these types of transactions from time to time. However, we are not able to accept telephone requests from you for surrenders or transfers among subaccounts if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring identifying information, recording conversations and providing written confirmations of transactions. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request (in good order) to our home office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

We reserve the right to suspend or limit telephone transactions. Every telephone transaction will be reviewed by a principal of the distributor (Woodmen Financial Services, Inc.) who will also review the account history and any other available relevant information before approving such transaction and submitting it to Woodmen. If the principal has reason to believe that any such transaction constitutes an attempt to “market time” to the detriment of other Certificate owners, such proposed transaction may be refused.

The phone number for telephone transactions is 1-877-664-3332.

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MARKET TIMING

The Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a subaccount or its underlying Fund. These could result in a Fund holding large cash positions or frequently buying or selling portfolio securities. Such transfers may affect the value of the Fund’s shares, interfere with the efficient management of its portfolio, and increase its brokerage and administrative costs. While the design of the Woodmen Variable Annuity, in particular its surrender charges, make it a relatively inefficient vehicle for achieving short-term trading profits, nevertheless the possibility may exist.

To protect our Certificate holders from potentially harmful activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading. We consider certain factors to identify potentially harmful activity, including the following:

•	the number of transfers made over a period of time;

•	the length of time between transfers;

•	whether the transfers follow a pattern that appears to be designed to take advantage of short-term market fluctuations;

•	the dollar amount(s) requested for transfers; and

•	whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate holders.

If we detect that an individual is engaged in a market timing scheme, we will, to the extent consistent with our legal obligations and the Certificate holders’ contractual rights to make transfers among the subaccounts, cancel all orders believed to be part of the market timing scheme, and we will prohibit the individual suspected of engaging in a market timing scheme from utilizing our telephone transaction service in the future. Individuals suspected of engaging in market timing will be required to make all future orders through our written process.

Our policies may vary due to differences in operational systems and the size and nature of the underlying Funds. Subject to the terms of the Certificate, we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt your rights or interests. In addition, some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests if, in the judgment of the investment adviser or other responsible party, such Fund would be unable to invest effectively in accordance with the particular Fund’s investment objective or policies, or the Fund would otherwise potentially be adversely affected. If such a transfer request is refused, we may not be able to effect certain allocations or transfers that a Certificate owner has requested. Our ability to detect and deter such harmful conduct may be limited by operational or technological limitations.

In addition, the terms of some Certificates, historical practices or actions, or certain regulatory requirements may limit our ability to effect transfers or may impose certain other restrictions. This may result in a dilution in the value of your investment. There may also be increased brokerage and administrative costs that may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that there will not be harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants. Please refer to the prospectuses of the underlying Funds for a discussion of each Fund’s policies and procedures with respect to deterring short term trading and market timing.

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INTERNET TRANSACTIONS

We do not currently offer Internet transaction capability to Certificate owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE

You may make a withdrawal from or surrender your Accumulated Value during the accumulation period if the annuitant is alive. The remaining value of the Certificate, after a withdrawal, must be at least $1,000. To make a withdrawal, you first must make a request to our home office. Currently, to surrender your Certificate and receive your Surrender Value, you must submit a signed form to our home office. The surrender will not be processed until we receive your surrender request (in good order) at our home office. You may obtain a form by contacting your Woodmen Registered Representative or by calling us at 1-877-664-3332. If we permit it in the future, you may be able to request a withdrawal or surrender by telephone. A surrender or withdrawal from your Certificate may require us to withhold amounts for federal income taxes. We generally must receive a withdrawal or surrender request by 3:00 p.m. central time on a valuation date in order to process it on the same day.

We will normally pay you the requested amount within seven (7) calendar days of receiving your request. You will receive the Accumulated Value less any applicable surrender charge and any applicable certificate fee. In certain cases, such as when physical disasters cause market disruptions, we may postpone payment of your surrender beyond the seven (7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or the fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (i.e., the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You generally may not withdraw less than $250 at one time.

As of January 1, 2009, Woodmen no longer issued Certificates in connection with Tax Sheltered Annuities (“TSAs”). In addition, after May 31, 2009, Woodmen no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, if you already own such a Certificate, you should know that there are legal restrictions on withdrawals from TSAs. Certificates issued in connection with qualified plans under Section 401 of the Code may also restrict certain distributions. See your plan document for more information.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A surrender or withdrawal may be taxable in whole or in part, and may also be subject to a 10% federal income tax penalty if made before you attain age 59 1⁄2. (See “Federal Tax Matters.”)

SYSTEMATIC WITHDRAWALS

You may make systematic withdrawals from your Certificate. These are a series of periodic payments from your Certificate based on the payment method you select. You are taxed on each distribution from a Certificate to the extent there is taxable gain in the Certificate. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges. You should consult a tax adviser about the tax consequences of making these systematic withdrawals.

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DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE

We will pay the Surrender Value to the beneficiary if you die while the annuitant is alive.

DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE

We will pay the Death Benefit to the beneficiary when the annuitant dies. The Death Benefit equals the greater of:

•	the Accumulated Value; or

•	the minimum death benefit amount.

MINIMUM DEATH BENEFIT

The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an effective annual interest rate of 4%. After the annuitant has attained age 80, the minimum death benefit amount will no longer be accumulated with interest. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals. A withdrawal will reduce the minimum death benefit amount in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the Accumulated Value immediately prior to the withdrawal. The minimum death benefit is a guaranteed amount to be paid on the death of the annuitant, regardless of the investment performance of your Certificate.

CALCULATION AND DISTRIBUTION OF DEATH PROCEEDS

We calculate the death proceeds as of the end of the day, if it is a valuation date and we receive due proof of death (in good order) prior to the closing of the NYSE, or if received after such closing then as of the end of the next valuation date, unless a state requires otherwise. A beneficiary may elect to receive a lump sum payment, by check, in the amount of the death proceeds. Other options for payment of death proceeds may be available, subject to the rules on distributions discussed below. If the beneficiary requests payment of the death proceeds in a lump sum, we will generally pay it within seven (7) business days after we receive due proof of death (in good order). If you do not select an option within sixty (60) days of the day we receive due proof of death (in good order), we may pay out a lump sum. Death proceeds are equal to or greater than the minimum value required by law.

In the case of a Nonqualified Certificate, if any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the Certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner; however, if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of Code Section 72(s)(4), such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin no later than one (1) year after the date of the owner’s death.

If the sole beneficiary is the deceased owner’s spouse, as defined by federal law, the surviving spouse may elect to continue the Certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the Certificate.

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Other distribution rules apply in the case of a Qualified Certificate.

ANNUITY PERIOD

The period when you begin to receive payments based on the amounts you accumulated under your Certificate is the annuity period. This period begins on the annuity starting date. At this time we offer payment options only on a fixed basis, but we may later offer additional payment options.

ANNUITY STARTING DATE

The date set to start your annuity payments when you apply for your Certificate is the annuity starting date. After your first Certificate Anniversary you may change this date as you desire but you cannot set a date beyond the first of the month after the Certificate Anniversary on or following the annuitant’s 95th birthday. If your Certificate is a Qualified Certificate you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously surrendered your Certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases no annuity payments will be paid.

SETTLEMENT OPTION CONTRACTS

Currently, if you select an annuity payment option, we will transfer your entire Surrender Value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. However, in the future we may change our procedures and allow you to select certain annuity payment options and apply only a portion of your Surrender Value to the option. Your annuity payments will not vary with the performance of the variable account. We will pay the annuity payments to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months and the amounts of the payment may not be proportional, e.g., the 3 month payment may not be 3 times the 1 month payment.

ANNUITY PAYMENT OPTIONS

The following annuity payment options are generally available to you under the Certificate:

OPTION 1: SINGLE LIFE ANNUITY An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be from the date of Certificate to 20 years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%. This option is not available for Qualified Certificates.

OPTION 3: FIXED PERIOD An amount will be paid each payment period for a fixed period of up to thirty (30) years.

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If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

•	If a period of at least ten (10) years is selected, the Accumulated Value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

•	If a period of less than ten (10) years is selected, the surrender charge will be applied and the Surrender Value will be used in determining the settlement option payment.

OPTION 4: FIXED AMOUNT A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year cannot be more than 12% of the Accumulated Value. The surrender charge scale will be transferred to the settlement option contract.

DEFAULT: If you do not pick an annuity payment option by the annuity starting date, Woodmen will pay the Accumulated Value for a ten year fixed period payable monthly.

With respect to each annuity payment under an option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.

DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE

If an owner/payee dies on or after the annuity starting date and before all of the annuity payments have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death.

CERTIFICATE FEES AND CHARGES

SALES CHARGE

You do not pay any sales charge or sales load when you invest in your Certificate.

CERTIFICATE FEE

During the accumulation period we currently deduct an annual $30 certificate fee. We may change this fee, but will never charge more than $45. This fee is deducted on the anniversary date of each Certificate Year or upon surrender of the Certificate if that is earlier. We deduct the fee from your variable account value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this fee is to reimburse us for administrative expenses relating to the Certificate. We do not deduct this charge if your variable account value is at least $50,000 at the time of assessment. We reserve the right to waive this fee.

As of January 1, 2009, Woodmen no longer issued Certificates in connection with TSAs. In addition, as of May 31, 2009, Woodmen no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, existing Certificates will continue to be subject to the certificate fee.

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SURRENDER CHARGE

We may deduct a surrender charge or “backend load” from any withdrawal or surrender of premiums (including a surrender to effect an annuity other than options 1 and 2 after one (1) year) and on systematic withdrawals. For the purpose of determining your surrender charge, any amount that you withdraw will be treated as coming from premiums in the order in which they were paid. Amounts deducted to pay a surrender charge on a withdrawal are themselves subject to the surrender charge. The amount deducted to pay a surrender charge will be applied against the surrendered portion of the account and will reduce the withdrawal accordingly.

The length of time between each premium payment and surrender determines the amount of the surrender charge.

The charge is a percentage of the premiums surrendered according to the following schedules:

Premium Year	Annuitant Issue Age
	0-60*	61-75	76-85
1	7%	6%	5%
2	6%	5%	4%
3	5%	4%	3%
4	4%	3%	2%
5	3%	2%	1%
6	2%	1%	None
7	1%	None	None
8 or more	None	None	None

*	Applies to all ages in Connecticut.

As previously mentioned, Woodmen no longer issues Certificates or accepts any additional contributions into existing Certificates issued in connection with TSAs.

Since May 31, 2009, we have continued to administer existing TSA Certificates held under an employer’s TSA Plan in accordance with the requirements of Section 403(b). To the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to exchange their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, for other Section 403(b) contracts held under the TSA Plan which are issued by vendors eligible to receive contributions under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to roll over their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, to an eligible retirement plan, such as a traditional IRA (or, if you qualify, a Roth IRA). Woodmen will share information with your employer regarding the TSA Certificates held under the TSA Plan.

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10% FREE WITHDRAWAL

In each Certificate Year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Certificate Year. A free withdrawal is a withdrawal without a surrender charge. This right is not cumulative from Certificate Year to Certificate Year, so each Certificate Year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a surrender charge.

TAX PENALTIES

Certain withdrawals and surrenders are subject to federal tax penalties and there may be other restrictions on withdrawals and surrenders from qualified plans (see “Federal Tax Matters”).

PREMIUM TAX CHARGE

Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes.

OTHER TAXES

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

TRANSFER CHARGE

You can make, free of charge, twelve (12) transfers from subaccounts in each Certificate Year. We may charge $25 for each transfer in excess of twelve (12) in a single Certificate Year.

FUND EXPENSES

Each Fund deducts management fees and expenses from amounts you have invested in that Fund. The prospectuses for the Funds describe these fees and expenses. These fees and expenses are not charges under the terms of the Certificate, but are reflected in the share values of each Fund.

MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS

We currently charge an annual mortality and expense risk charge of 1.25% of the average daily net asset value of the variable account. We may raise or lower this charge in the future, but the charge will never exceed 1.40%.

Our Mortality Risk

We assume a mortality risk from our obligation to pay the Death Benefit to the beneficiary if the annuitant dies during the accumulation period because the annuitant may die at a time when the minimum death benefit guaranteed by the Certificate is higher than the Accumulated Value of the Certificate. In addition, in the case of a Certificate for which surrender charges remain in effect, the Surrender Value of the Certificate is lower than the Accumulated Value of the Certificate, but the Death Benefit paid on the death of the annuitant is unaffected by the surrender charge. Accordingly, our mortality risk is higher under such a Certificate than it would be under otherwise comparable annuities that reduce the death benefit by a surrender charge.

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We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.

We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your Certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.

Our Expense Risk

We assume an expense risk under the Certificates. If the certificate fee we deduct from the Certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we cannot raise these fees in excess of what is stated in the Certificate (i.e., maximum $45). Administrative expenses include the costs of processing premiums, annuity payments, withdrawals, surrenders and transfers, as well as the costs of furnishing confirmation notices and periodic reports, calculating the mortality and expense risk charge, preparing voting materials and tax reports, updating the registration statement for the Certificates, and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks under the Certificates, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account.

If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

GENERAL INFORMATION ABOUT THE CERTIFICATES

THE ENTIRE CONTRACT

The entire contract between you and us consists of: your Certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the effective date of your Certificate. We will not contest the contract.

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GENDER NEUTRAL BENEFITS

Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person’s sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the Norris decision applies.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Norris decision and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.

VOTING RIGHTS

Certain voting rights are attributable to the Funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended—or if the present interpretation of the 1940 Act or any related regulation should change—and as a result we determine that we are permitted to vote the Fund shares in our own right, then we may elect to do so.

You have voting interests with respect to Fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments) you have no interest in the Funds and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the Fund you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a Fund.

Any Fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any Fund shares that we or our affiliates hold in proportion to the aggregate votes of all shareholders in the Fund. Please note that the effect of proportional voting is that a small number of Certificate owners may control the outcome of a vote. We will send proxy materials, reports and other materials relating to the appropriate Fund to everyone having a voting interest in a subaccount.

STATE VARIATIONS

Any state variations in the Certificates are covered in a special certificate form for use in that state. This prospectus provides a general description of the Certificates. Your actual Certificate and any endorsements are the controlling documents. If you lose or misplace your Certificate and any endorsements, contact our home office.

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SURPLUS REFUNDS AND ASSESSMENTS

If our board of directors declares any surplus refunds to Certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that your premiums would be credited. We do not anticipate any surplus refunds.

If our general account reserves should become impaired (i.e., insufficient, under certain circumstances, to cover our obligations) our board of directors may require Certificate owners to make additional payments. If such payments are not made, the amount of such payments will be treated as a debt against the Certificate that accrues interest at 5% per year. No personal liability will attach to a Certificate owner, however, but you may recognize taxable income on the amount of such “debt.”

OUR REPORTS TO YOU

We will mail, at least annually, a report showing the Accumulated Value of your Certificate as of a date not more than two months before the date of mailing, as well as any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make, except that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. If we do not hear from you within sixty (60)  days, we will assume all information is accurate.

DATE OF RECEIPT

Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the actual date it is received at our home office in proper form (i.e., in good order). If we receive any such premium, requests or other communication after the close of trading on the New York Stock Exchange—usually 3:00 p.m. central time—or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

PAYMENT BY CHECK

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed fifteen (15) days.

POSTPONEMENT OF PAYMENTS AND TRANSACTIONS

We will normally make payments of any Surrender Value within seven (7) days after we receive your request at our home office. However, we may delay this payment or any other type of payment from the variable account for any period when the New York Stock Exchange is closed for trading, other than customary weekend and holiday closings, or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the SEC or other legally authorized authority order permits or orders the delay.

In addition, if, pursuant to SEC rules, the Fidelity® VIP Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, withdrawal, surrender, or death benefit from the corresponding subaccount until the Fund is liquidated.

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We may also postpone transfers and allocations of Accumulated Value among the subaccounts and the fixed account under these circumstances. We may delay payment of any Surrender Value from the fixed account for up to six (6) months after we receive a request at our home office.

In addition, if mandated under applicable law, we may be required to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

QUESTIONS ABOUT YOUR CERTIFICATE

You may make inquiries regarding the Certificate by writing or calling our home office. The address for the home office is Woodmen of the World, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is 1-877-664-3332.

FEDERAL TAX MATTERS

This section provides a summary of certain federal income tax considerations resulting from the purchase, ownership and disposition of a Certificate. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations (the “Regulations”), judicial decisions and Internal Revenue Service (“IRS”) rulings and other administrative materials interpreting the Code, existing on the date of this prospectus. These authorities, however, are subject to change (retroactively in some instances) by Congress, the Treasury Department and the courts. The discussion below is general in nature and is not intended as an exhaustive treatise on the income taxation of Certificates. In addition, taxes other than federal income taxes, such as foreign, state and local taxes, and federal estate and gift taxes, may apply in connection with the purchase, ownership and disposition of Certificates. This discussion is not exhaustive, does not address any federal estate, gift or other tax consequences, or any foreign, state or local tax consequences associated with the Certificate and is not intended as tax advice.

PROSPECTIVE PURCHASERS OF CERTIFICATES ARE URGED TO CONSULT WITH, AND MUST RELY UPON, THEIR OWN TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE AND LOCAL, FOREIGN AND OTHER TAX CONSIDERATIONS, IN EVALUATING THE TAX CONSEQUENCES OF PURCHASING AND OWNING A CERTIFICATE.

INCOME TAXATION OF WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY

Federal Tax Status

As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the sale of Certificates or establishment or maintenance of the variable accounts supporting the Certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws applicable to the variable accounts or to us, or to both.

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Taxation of Variable Accounts

As previously described herein, holders of Certificates will be offered a choice of broadly defined investment options that will allow them to allocate the assets underlying their Certificates to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the variable account, each of which will pursue a specified, broadly defined investment strategy. The Code generally provides that the income, gains and losses from variable account investments are not income to the issuer so long as the Certificates and the variable accounts meet certain requirements. Because the Certificates and the variable accounts are expected to meet such requirements, as well as our status as an Internal Revenue Code Section 501(c)(8) organization, we anticipate no tax liability resulting from the Certificates and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the Certificates or the variable accounts. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the Certificates and/or the variable accounts or our tax exempt status.

STATUS OF CERTIFICATES AS ANNUITIES

A Certificate will be treated as an annuity for federal income tax purposes provided certain requirements are satisfied including:

•	the Certificate must be owned by an individual (or an individual must be treated as the owner for tax purposes);

•	variable account investments must be “adequately diversified;”

•	we, rather than you, must be considered the owner of variable account assets for federal tax purposes;

•	annuity payments must appropriately amortize premium payments and Certificate earnings;

•	if any owner of the Certificate dies on or after the annuity starting date and before the entire interest in such Certificate has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distributions being used as of the date of his death; and

•	if any owner of a Certificate dies before the annuity starting date, the entire interest in such Certificate must be distributed within five years after the death of such owner, subject to certain exceptions.

CERTIFICATES HELD BY NON-NATURAL PERSONS

As a general rule, Nonqualified Certificates held by “non-natural persons,” such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these Certificates is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule. For example, Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the Certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a Certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural person. Additional exceptions to this general rule include:

•	certain Certificates acquired by a decedent’s estate by reason of the death of a decedent;

•	certain Certificates issued in connection with a qualified retirement plan (see “Qualified Plans”);

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•	certain Certificates used with structured settlement agreements; and

•	certain Certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS

For a Nonqualified Certificate to be treated as an annuity for federal income tax purposes, variable account investments supporting the Certificate must be “adequately diversified.” The Code and Regulations prescribe standards for adequately diversifying variable account investments. If the variable accounts supporting a Certificate fail to comply with these diversification standards, the Certificate would not be treated as an annuity for federal income tax purposes and the interest or earnings credited to the Certificate in any year will generally be includible in the owner’s income that year for federal tax purposes.

Although the investments of the subaccounts of the variable account are controlled by managers of the Fund corresponding to each subaccount of the variable account, we expect that each subaccount will comply with the diversification requirements prescribed by the Code and Regulations.

OWNERSHIP TREATMENT

In certain circumstances, the owner of an annuity contract may, for federal tax purposes, be considered the owner of the assets of the variable account supporting the annuity. In those circumstances, income and gains from variable account investments are currently includible in the gross income of the annuity owner. The IRS, in published rulings, has ruled that a variable contract owner will be considered the owner of variable account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. However, the ownership rights under the Certificate are substantially similar to the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a variable account (and thus not currently taxable on the income and gains). Accordingly, we expect that holders of Certificates will not be considered the owner of the assets of the variable account. To the extent that the law changes on the issue of ownership of variable account assets, we reserve the right to change the Certificate as necessary to attempt to prevent you from being considered the owner of the variable account assets. However, there is no assurance that our efforts would be successful.

DELAYED ANNUITY STARTING DATE

If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age (e.g., 95), it is possible that the Certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includable in income.

INCOME TAXATION OF ANNUITIES

The discussion under this “Income Taxation of Annuities” section assumes that the Certificate will be treated as an annuity for federal income tax purposes. It further assumes that the Certificate is not a Qualified Certificate held in connection with a retirement plan that receives favorable treatment under the Code (referred to herein as “Qualified Plans”) unless otherwise specifically noted. For a discussion of certain federal income tax matters pertaining to the purchase and ownership of Qualified Certificates, see “Qualified Plans.”

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TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in a Nonqualified Certificate’s Accumulated Value are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed.

MEDICARE HOSPITAL INSURANCE TAX ON CERTAIN DISTRIBUTIONS

Effective for tax years beginning after December 31, 2012, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

TAXATION OF WITHDRAWALS, ASSIGNMENTS AND PLEDGES

Cash withdrawals and the value of any part of a Certificate that is pledged or assigned, are taxable as income to the extent that the Accumulated Value of the Certificate immediately before the payment exceeds the “investment in the contract.” This excess is referred to as the “income on the contract.” “Investment in the contract” equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to Qualified Certificates) minus any amounts previously received from the Certificate that were not includible in your income. All amounts includable in income with respect to the Certificate are taxed as ordinary income; no amounts are taxed at special lower rates applicable to long-term capital gains and corporate dividends. Systematic withdrawals made from your Certificate will be treated as partial surrenders, as described above. Taxable amounts described in this section may also be subject to a 10% penalty tax (see “Penalty Tax on Premature Distributions”) and be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

Other than in the case of Qualified Certificates (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Certificate is treated for federal income tax purposes as a surrender of such amount or portion. In the case of an assignment or pledge, the investment in the contract is increased by the amount included in taxable income by reason of the assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).

If the board of directors requires the Certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the Certificate will be treated in the same manner as a pledge for federal income tax purposes.

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GRATUITOUS TRANSFERS

If an owner transfers a Certificate without adequate consideration to a person other than the owner’s spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her Surrender Value and the investment in the contract at the time of transfer. In such case, the transferee’s investment in the contract will increase by the amount included in taxable income by the transferor.

COMPLETE SURRENDER, REDEMPTION OR MATURITY

Amounts received on complete surrender, redemption or maturity are includible in income only to the extent the amount received exceeds the investment in the contract. The gain is ordinary income, not capital gain.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

Generally, a 10% penalty tax applies to the amount of any taxable payment from a Nonqualified Certificate. Exceptions to this general rule include:

•	payments received on or after the owner reaches age 59 1⁄2;

•	payments received on account of the owner becoming disabled (as defined in the tax law);

•	payments made to a beneficiary on or after the owner’s death or, for non-natural owners, after the primary annuitant’s death;

•	payments made as a series of substantially equal periodic payments (at least annually) for the owner’s life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the tax law); or

•	payments made under a Certificate purchased with a single premium when the annuity starting date is no later than a year from the date of Certificate purchase and substantially equal periodic payments are made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also a similar penalty tax, discussed under “Qualified Plans”, applies to Qualified Certificates. You should consult a tax adviser with regard to exceptions from the penalty tax.

AGGREGATION OF CONTRACTS

In certain circumstances, the taxable amount of an annuity payment, withdrawal, or surrender from a Certificate may be determined by combining some or all of the annuity contracts you own. For example, if you purchase a Certificate and also purchase an immediate annuity at approximately the same time, the IRS may treat the two as one annuity contract. If a person purchases two or more annuity Certificates from us during any calendar year, all such Certificates will be treated as one annuity contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity starting date) is includible in income. The effects of aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax as described above.

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TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Certificate (determined under the Regulations). Once the total amount of the investment in the contract is excluded using this formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year. Annuity payments may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married (as defined by federal law) to one another. You should consult with and must rely upon your own tax adviser in those situations.

TAXATION OF CERTIFICATE BENEFITS AT DEATH

Amounts may be distributed upon your or the annuitant’s death, either before or after the annuity starting date.

Before the annuity starting date, death proceeds are includible in income and:

•	if distributed in a lump sum they are taxed in the same manner as a full surrender, or

•	if distributed under an annuity payment option they are taxed like annuity payments.

After the annuity starting date, if a guaranteed period exists under a life contingent annuity payment option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

•	if received in a lump sum they are includible in income if they exceed the unrecovered investment in the contract at that time; or

•	if distributed in accordance with the annuity payment option selected by the decedent they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of a Certificate held by a non-natural owner (e.g., a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner, regardless of whether the interest relates to debt used to purchase or carry the Certificate. However, this interest deduction disallowance does not affect Certificates where the owner is taxable each year on the investment income under the Certificate. Entities considering purchasing a Certificate, or entities that will be beneficiaries under a Certificate, should consult and must rely on their own tax adviser.

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POLICY EXCHANGES

You can exchange certain life insurance, endowment, nonqualified annuity, and long term care contracts tax-free under Section 1035 of the Code if certain requirements are satisfied. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a Certificate issued by us without incurring tax as a result of the exchange. Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after careful evaluation, you determine an exchange may be in your best interest, please make sure you comply with the income tax rules and Regulations that apply. For example, to receive tax-free treatment, a contract generally must be exchanged for the Certificate. If you simply surrender a contract and apply the proceeds of that contract towards the purchase of a Certificate, you will not qualify to receive tax-free treatment under Section 1035 of the Code and you will be taxed in the manner provided under “COMPLETE SURRENDER, REDEMPTION OR MATURITY.” If no cash or other non-like kind property is received in connection with any exchange, any gain will not be recognized. The investment in the contract of the new Certificate at the time of the exchange will be the same as the investment in the contract of the prior contract. Your Accumulated Value immediately after the exchange may exceed your investment in the contract. This excess may be includable in income should amounts subsequently be withdrawn or distributed from the Certificate (e.g., as a withdrawal, surrender, annuity payment, or death benefit). If you exchange part of an existing annuity contract for a Certificate, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either the old annuity contract or the Certificate, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the old contract and then purchased the Certificate. In these circumstances, some or all of the amount exchanged into the Certificate could be includible in your income and subject to a 10% penalty tax.

There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax-free treatment of the exchange.

If you are considering a policy exchange, you should consult with and must rely upon your own professional tax adviser to ensure that the requirements of Code Section 1035 are met.

QUALIFIED PLANS

The Certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Code (“Qualified Plans”). As previously noted, such Certificates are referred to herein as “Qualified Certificates.” Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Certificates. We make no attempt in this prospectus to provide more than general information about use of a Certificate with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences.

Qualified Certificates generally will be amended as necessary to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Certificate. In addition, we may not be bound by terms and conditions of Qualified Plans if they are inconsistent with the Certificate as it may be amended. Those who intend to use the Certificate in connection with Qualified Plans should consult with and must rely upon their own tax advisers.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan and they take precedence over the general annuity tax rules described above. For example, in the case of both withdrawals and annuity payments under certain Qualified Certificates, there may be no

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“investment in the contract” and the total amount received may be taxable. The includible amount is taxed at ordinary income tax rates. Also, while currently not permitted by your Certificate, loans from Qualified Certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. (You should always consult with and rely upon your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made to acquire a Qualified Certificate, and the tax deduction or exclusion that may be claimed for such contribution, are limited under Qualified Plans.

If a Certificate is used with a Qualified Plan, you and the annuitant generally must be the same individual and the annuitant generally may not be changed. For Qualified Certificates issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act (“ERISA”), the spouse or former spouse of the owner will have rights in the Qualified Certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Qualified Certificate.

Qualified Certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which the minimum required distribution exceeds the actual distribution. In the case of individual retirement annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1⁄2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The Death Benefit under your Qualified Certificate, as well as any other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may affect the amount of the minimum required distribution that must be taken from your Qualified Certificate.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Certificates. Various exceptions to this penalty may be available. For example, for individual retirement annuities, the penalty tax does not apply to a payment from your IRA Certificate:

•	received after you reach age 59 1⁄2;

•	received after your death or because of your disability (as defined in the tax law); or

•	made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Code Sections 401 and 403, the exception above for substantially equal periodic payments applies only if you (the owner) have separated from service.) In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first-time home purchases, for higher education expenses, for certain medical expenses or for payment of health insurance premiums made by unemployed individuals. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult with and must rely upon your own tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

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QUALIFIED PLAN TYPES

We may issue Qualified Certificates for the following types of Qualified Plans. Employers and individuals intending to use the Certificate in connection with these plans should consult with and must rely upon their own tax adviser.

Individual Retirement Annuities

The Code permits eligible individuals to contribute to an individual retirement annuity known as an “IRA.” IRAs limit the amount contributed and deducted, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be “rolled over” on a tax-deferred basis into an IRA. A Certificate may not fund a “Coverdell Education Savings Account” (formerly known as an “Education IRA”).

Simplified Employee Pensions (SEP IRAS)

The Code allows employers to establish simplified employee pension plans, using the employees’ IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs.

SIMPLE IRAs

The Code permits certain small employers to establish a Savings Incentive Match Plan for Employees or “SIMPLE” IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to an IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as other IRAs, but differ from other IRAs in certain respects, including:

•	Roth IRA contributions are never deductible;

•	“qualified distributions” from a Roth IRA are excludible from income;

•	mandatory distribution rules do not apply before death;

•	a rollover to a Roth IRA must be a “qualified rollover contribution;”

•	under the Code, special eligibility requirements must be satisfied to make contributions other than by rollover or transfer ; and

•	contributions to a Roth IRA can be made after the owner has reached age 70 1⁄2.

A “qualified rollover contribution” to a Roth IRA can be made from:

•	a Roth IRA;

•	a non-Roth IRA;

•	a “designated Roth account” maintained under a Qualified Plan; or

•	a non-Roth account of a Qualified Plan.

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All or part of a traditional IRA may be converted into a Roth IRA without taking an actual distribution. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Income limits with respect to your “modified adjusted gross income” apply for purposes of making contributions, other than by rollover or transfer, to a Roth IRA.

Any “qualified distribution,” as defined in Section 408A of the Code, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution you have held in a Roth IRA for five (5) years, if the distribution is made:

•	on or after you reach age 59 1⁄2; or

•	to a beneficiary after your death; or

•	because of your disability; or

•	to a first-time homebuyer who meets certain requirements.

Section 403(b) Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations to have their employers purchase annuity contracts (or custodial accounts which hold mutual funds) for them and, subject to certain limitations, to exclude the amount of the purchase payments from gross income. These types of annuity contracts are commonly referred to as “tax-sheltered annuities” (“TSAs”) or “section 403(b) contracts.” Prior to January 1, 2009, you could purchase a Certificate with a special endorsement for use as a section 403(b) annuity contract. In the following discussion, we refer to the Certificates that we issued for use in this manner, as well as annuity contracts issued by other insurers for such use, as “Section 403(b) Contracts.” Woodmen no longer issues TSA Certificates and no longer accepts any additional contributions into existing Section 403(b) Contracts.

We will continue to administer existing Section 403(b) Contracts held under an employer’s TSA Plan in accordance with the requirements of section 403(b). Woodmen will also share information with your employer regarding the Section 403(b) Contracts held under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of Section 403(b) Contracts, free of any otherwise applicable surrender charges, to:

•	Exchange their Section 403(b) Contracts for other Section 403(b) Contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan; and

•	Roll over their Section 403(b) Contracts to an eligible retirement plan, such as a traditional IRA (or a Roth IRA).

Section 403(b) Contracts must contain restrictions on distributions attributable to:

•	Contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•	Earnings on those contributions; and

•	Earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

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Amounts described in the prior paragraph can be distributed only:

•	If you have reached age 59 1⁄2,

•	If you have had a severance from employment,

•	If you have died or become disabled (within the meaning of the tax law),

•	In the case of hardship (within the meaning of applicable tax law), or

•	If the distribution is a qualified reservist distribution under section 72(t)(2)(G) of the Code.

Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship.

Amounts subject to the withdrawal restrictions applicable to Section 403(b) custodial accounts holding mutual funds may be subject to more stringent restrictions. The foregoing limitations on withdrawals and distributions generally do not apply to a transfer of some or all of the value of a Section 403(b) Contract directly to the issuer of another Section 403(b) Contract or into a Section 403(b) custodial account holding mutual funds.

Subject to certain exceptions, the Regulations impose a written plan requirement and an information sharing requirement on Section 403(b) Contracts. Pursuant to these requirements, a rollover to a Section 403(b) Contract from an eligible retirement plan, a transfer to a TSA Plan from another TSA Plan, and the exchange of a Section 403(b) Contract for another Section 403(b) Contract under the same TSA Plan must be permitted under the TSA Plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) Contract and the employer maintaining the TSA Plan must agree to provide each other, from time to time, with information necessary for the Section 403(b) Contract, or any other contract to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. Failure to satisfy these requirements could result in adverse tax consequences to the owner of the Section 403(b) Contract, including current taxation of amounts that would otherwise be tax deferred.

We will not accept a rollover, transfer, or exchange into a Section 403(b) Contract.

A rollover, transfer, or exchange from your Section 403(b) Contract with us to another Section 403(b) Contract may be made only if the other Section 403(b) contract is maintained pursuant to a TSA Plan that permits the rollover, transfer or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) Contract, you should consult your tax adviser about the income tax consequences of the proposed transaction.

Corporate and Self-Employed Pension and Profit-Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may also establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a Certificate in order to provide benefits under the plans.

ROLLOVER DISTRIBUTIONS

If a Certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any “eligible rollover distribution” from the Certificate will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

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•	minimum distributions required under Section 401(a)(9) of the Code;

•	distributions made as a result of hardship (as defined in the tax law); and

•	certain distributions for life, life expectancy, or for ten (10) years or more that are part of a “series of substantially equal periodic payments.”

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution.

Unlike withholding on certain other amounts distributed from a Certificate, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to an eligible retirement plan. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non- periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Certificate owner (or other applicable taxpayer) remains liable for payment of federal income tax on Certificate distributions.

FEDERAL DEFENSE OF MARRIAGE ACT

The Certificate provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Certificate’s death benefit and any joint-life coverage under an optional living benefit. All Certificate provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held Section 3 of the federal Defense of Marriage Act (which purportedly did not recognize same-sex marriages, even those which are permitted under individual state laws) to be unconstitutional. Therefore, same-sex marriages recognized under state law will be recognized for federal law purposes. The Department of Treasury and the Internal Revenue Service have recently determined that for federal tax purposes, same-sex spouses will be determined based on the law of the state in which the marriage was celebrated irrespective of the law of the state in which the person resides. However, some uncertainty remains regarding the treatment of same-sex spouses. Consult a tax adviser for more information on this subject.

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OTHER INFORMATION

RIGHTS RESERVED BY WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY

We reserve the right to make certain changes to or under the Certificate when such changes would serve your interests or if it would carry out the purposes of your Certificate. We can only make these changes when permitted by law and we will also obtain all required regulatory approvals. Some examples of such changes are:

•	to operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

•	add, delete, combine or modify subaccounts in the variable account;

•	restrict or otherwise eliminate any voting rights of Certificate owners or other persons who have voting rights as to the variable account;

•	add, delete or substitute, for the Fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

•	make any amendments to the Certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.

DISTRIBUTION ARRANGEMENTS

Woodmen Financial Services, Inc., a Nebraska corporation (“WFS”), is the principal underwriter of your Certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. WFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

WFS Registered Representatives are licensed with FINRA and must also be licensed by state insurance departments to sell the Certificates. Although WFS is currently the sole distributor for the Certificate, we may permit selling agreements with other broker-dealer firms to sell the Certificates. In addition, we may retain other firms to serve as principal underwriter of the Certificates. Certificates may not be available in all states.

WFS uses us as its paying agent to pay its Registered Representatives commissions and other distribution compensation on the sale of Certificates. This arrangement will not result in any charge to you in addition to the charges already described in this prospectus. We will pay Registered Representatives a commission of not more than 5% of the premiums paid on the Certificates. In addition to direct compensation, Registered Representatives may be eligible to receive other benefits based on the amount of earned commissions. These benefits may include such things as health care and pension/retirement programs as well as sales-related programs such as office allowances. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the owners or the variable account.

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CONTRACT OWNER MAILINGS

When multiple copies of the same disclosure document(s), such as prospectuses, semi-annual and annual reports are required to be mailed to multiple Certificate owners in the same household, we will mail only one copy of each document to each of those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free 1-877-664-3332 to request individual copies of these documents. Once we receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

EFFECT OF STATE LAWS

Certain provisions of the Certificate may vary from state to state in order to conform with applicable state law. This prospectus describes generally applicable provisions. You should refer to your Certificate for any variations required by state law.

LEGAL PROCEEDINGS

Like other insurers, we are involved in various lawsuits and contingencies that have arisen from the normal conduct of business including claims which appear to be similar to claims asserted in class actions brought against many other life insurers and fraternals. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, on the ability of WFS to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Certificates.

FINANCIAL STATEMENTS

The audited statutory-basis balance sheets of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society as of December 31, 2012 and 2013, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three (3) years in the period ended December 31, 2013, as well as the related Reports of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information. Likewise, audited financial information for the Woodmen Variable Annuity Account for the years ended December 31, 2013, and December 31, 2012, as well as the related Reports of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information.

The statutory-basis financial statements of Woodmen should be considered only as bearing on Woodmen’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

SAI-2	General Information

SAI-2	Regulation and Reserves

SAI-3	Principal Underwriter

SAI-3	Performance Information

SAI-6	Legal and Accounting

F-1	Financial Statements

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ORDER FORM

Please send me a copy of the most recent Statement of Additional Information

(SAI) for the Individual Flexible Premium Deferred Variable Annuity Certificate.

(Date)

(Name)

(Street Address)

(City) (State) (Zip Code)

Send to Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102. You may also make your request by calling toll-free at 1-877-664-3332.

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Appendix

Condensed Financial Information

The Woodmen Variable Annuity Account (the “Account”) commenced operations on July 1, 2003; however, initial premiums were received by the subaccounts at various later times. The information presented below reflects the accumulation unit information for the subaccounts: for the Fidelity and Calvert Funds—for the period from July 1, 2003 (the inception date) through December 31, 2003, and for the years ended December 31, 2004 through 2013; and for the two PIMCO subaccounts—for the period from May 1, 2004 through December 31, 2004, and for the years ended December 31, 2005 through 2013. Because the Franklin Income VIP Fund, the Franklin Strategic Income VIP Fund, the Templeton Global Bond VIP Fund, the Franklin Rising Dividends VIP Fund, and the Franklin Mutual Global Discovery VIP Fund commenced operations under this Contract after December 31, 2013, there are no Accumulation Units shown for these investment options. You should read this information along with the financial statements and notes for Woodmen and for the account that are included in the SAI.

The unit value of any subaccount of the account will not generally be the same as the net asset value per share of the corresponding underlying Fund in which that subaccount invests. A reason for this deviation is that each unit value consists of the underlying Fund’s net asset value minus charges to the separate account. In addition, dividends declared by the underlying Fund are reinvested by the subaccount in additional shares of that Fund. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in a subaccount or the separate account does not change as a result of such distributions.

Fidelity® VIP Contrafund® Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$18.98	$24.59	691,570
2012	$16.53	$18.98	604,465
2011	$17.19	$16.53	647,553
2010	$14.86	$17.19	733,837
2009	$11.09	$14.86	761,091
2008	$19.57	$11.09	804,527
2007	$16.87	$19.57	794,338
2006	$15.31	$16.87	525,965
2005	$13.26	$15.31	261,402
2004	$11.64	$13.26	127,462
2003	$10.00	$11.64	21,167
	(inception 7/1/2003)

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Fidelity® VIP Equity-Income Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$15.19	$19.20	364,387
2012	$13.13	$15.19	322,999
2011	$13.16	$13.13	386,085
2010	$11.59	$13.16	425,665
2009	$9.03	$11.59	434,070
2008	$15.96	$9.03	453,894
2007	$15.93	$15.96	467,215
2006	$13.43	$15.93	302,408
2005	$12.86	$13.43	203,309
2004	$11.69	$12.86	132,431
2003	$10.00	$11.69	33,048
	(inception 7/1/2003)

Fidelity® VIP Growth Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$14.78	$19.88	206,184
2012	$13.07	$14.78	178,180
2011	$13.24	$13.07	179,561
2010	$10.78	$13.24	181,063
2009	$8.52	$10.78	192,219
2008	$16.35	$8.52	184,965
2007	$13.05	$16.35	166,778
2006	$12.13	$13.05	98,728
2005	$11.86	$12.13	67,168
2004	$11.63	$11.86	49,268
2003	$10.00	$11.63	10,448
	(inception 7/1/2003)

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Fidelity® VIP Growth & Income Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$14.36	$18.92	355,216
2012	$12.28	$14.36	246,000
2011	$12.25	$12.28	255,008
2010	$10.81	$12.25	271,803
2009	$8.61	$10.81	309,743
2008	$14.97	$8.61	335,329
2007	$13.53	$14.97	306,024
2006	$12.38	$13.53	187,674
2005	$11.42	$12.38	101,520
2004	$10.93	$11.42	85,260
2003	$10.00	$10.93	19,075
	(inception 7/1/2003)

Fidelity® VIP Money Market Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$1.06	$1.05	1,500,217
2012	$1.07	$1.06	1,737,503
2011	$1.09	$1.07	3,855,010
2010	$1.10	$1.09	1,538,021
2009	$1.11	$1.10	2,182,242
2008	$1.09	$1.11	3,062,306
2007	$1.05	$1.09	3,009,762
2006	$1.01	$1.05	2,341,730
2005	$1.00	$1.01	1,474,718
2004	$1.00	$1.00	364,854
2003	$1.00	$1.00	242,867
	(inception 7/1/2003)

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Fidelity® VIP Overseas Portfolio, Service Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$17.22	$22.17	259,969
2012	$14.47	$17.22	236,939
2011	$17.64	$14.47	259,045
2010	$15.86	$17.64	294,735
2009	$12.70	$15.86	302,028
2008	$22.91	$12.70	331,003
2007	$19.79	$22.91	292,632
2006	$16.99	$19.79	172,623
2005	$14.46	$16.99	61,637
2004	$12.90	$14.46	24,958
2003	$10.00	$12.90	4,042
	(inception 7/1/2003)

Calvert VP S&P 500 Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$15.26	$19.87	257,294
2012	$13.38	$15.26	186,600
2011	$13.32	$13.38	182,483
2010	$11.75	$13.32	205,587
2009	$9.44	$11.75	238,106
2008	$15.19	$9.44	243,870
2007	$14.62	$15.19	232,477
2006	$12.84	$14.62	138,275
2005	$12.44	$12.84	84,179
2004	$11.41	$12.44	51,626
2003	$10.00	$11.41	15,311
	(inception 7/1/2003)

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Calvert VP S&P MidCap 400 Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$20.35	$26.70	354,947
2012	$17.57	$20.35	276,605
2011	$18.32	$17.57	295,944
2010	$14.63	$18.32	327,324
2009	$10.86	$14.63	331,179
2008	$17.35	$10.86	345,812
2007	$16.36	$17.35	340,969
2006	$15.10	$16.36	211,171
2005	$13.66	$15.10	100,712
2004	$11.95	$13.66	55,193
2003	$10.00	$11.95	4,838
	(inception 7/1/2003)

Calvert VP Russell 2000 Small Cap Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$17.92	$24.40	200,274
2012	$15.71	$17.92	166,973
2011	$16.85	$15.71	188,550
2010	$13.43	$16.85	209,848
2009	$10.78	$13.43	228,540
2008	$16.52	$10.78	248,456
2007	$17.11	$16.52	278,531
2006	$14.73	$17.11	187,961
2005	$14.34	$14.73	109,148
2004	$12.34	$14.34	58,113
2003	$10.00	$12.34	7,007
	(inception 7/1/2003)

Prospectus    53

Calvert VP Nasdaq-100 Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$19.70	$26.47	183,017
2012	$16.96	$19.70	128,695
2011	$16.73	$16.96	70,229
2010	$14.11	$16.73	75,189
2009	$9.31	$14.11	72,430
2008	$16.22	$9.31	70,049
2007	$13.86	$16.22	59,388
2006	$13.16	$13.86	32,820
2005	$13.15	$13.16	30,006
2004	$12.10	$13.15	19,906
2003	$10.00	$12.10	4,397
	(inception 7/1/2003)

Calvert VP EAFE International Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$16.15	$19.26	143,522
2012	$13.94	$16.15	155,924
2011	$16.12	$13.94	173,432
2010	$14.63	$16.12	214,010
2009	$12.15	$14.63	230,843
2008	$21.47	$12.15	233,243
2007	$19.75	$21.47	215,475
2006	$15.93	$19.75	69,467
2005	$14.32	$15.93	26,223
2004	$12.29	$14.32	6,985
2003	$10.00	$12.29	1,071
	(inception 7/1/2003)

Prospectus    54

Calvert VP Investment Grade Bond Index Portfolio

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$13.77	$13.22	167,692
2012	$13.43	$13.77	140,856
2011	$12.51	$13.43	121,019
2010	$11.94	$12.51	121,455
2009	$11.56	$11.94	119,383
2008	$10.99	$11.56	118,602
2007	$10.36	$10.99	99,565
2006	$10.12	$10.36	78,547
2005	$10.09	$10.12	60,842
2004	$9.86	$10.09	70,092
2003	$10.00	$9.86	25,090
	(inception 7/1/2003)

PIMCO Real Return Portfolio, Administrative Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$16.04	$14.38	801,241
2012	$14.93	$16.04	822,419
2011	$13.47	$14.93	456,140
2010	$12.68	$13.47	403,625
2009	$10.85	$12.68	387,492
2008	$11.82	$10.85	351,812
2007	$10.82	$11.82	194,596
2006	$10.87	$10.82	134,969
2005	$10.78	$10.87	90,613
2004	$10.00	$10.78	33,650
	(inception 5/1/2004)

Prospectus    55

PIMCO Low Duration Portfolio, Administrative Class

	Accumulation unit value at the beginning of the year	Accumulation unit value at the end of the year	Number of accumulation units outstanding at the end of the year
2013	$13.09	$12.91	228,375
2012	$12.52	$13.09	123,773
2011	$12.51	$12.52	108,064
2010	$12.06	$12.51	124,074
2009	$10.77	$12.06	103,317
2008	$10.96	$10.77	82,451
2007	$10.33	$10.96	62,501
2006	$10.06	$10.33	38,990
2005	$10.08	$10.06	23,563
2004	$10.00	$10.08	20,617
	(inception 5/1/2004)

Prospectus    56

<Woodmen of the World logo>

Woodmen of the World Life Insurance Society

Home Office: Omaha, Nebraska

1-800-225-3108

www.woodmen.org

An Equal Opportunity Organization

Woodmen Financial Services, Inc. is the distributor of the Woodmen Variable

Annuity and is a wholly owned, indirect subsidiary of: Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society 1700 Farnam Street, Omaha, NE 68102.

Prospectus    57

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2014

Offered By: Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the Prospectus dated May 1, 2014, for Woodmen Variable Annuity Account (the “Separate Account”) describing an Individual Flexible Premium Deferred Variable Annuity Certificate (certificate) that Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”) is offering to persons eligible for membership in Woodmen. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus. A copy of the Prospectus may be obtained at no charge by writing Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102 or by calling (877) 664-3332.

General Information	SAI-2

Regulation and Reserves	SAI-2

Principal Underwriter	SAI-3

Performance Information	SAI-3

Legal and Accounting	SAI-6

Financial Statements	F-1

SAI-1

GENERAL INFORMATION

Woodmen is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established under the laws of the State of Nebraska. Woodmen is a non-profit, non-stock, membership organization licensed to do business in all states. Membership in Woodmen is open to all individuals who share its values. Woodmen’s members are joined together for insurance, education, and patriotic and volunteer opportunities.

REGULATION AND RESERVES

Woodmen is subject to regulation by the Office of the Commissioner of Insurance of the State of Nebraska and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. Woodmen’s operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the laws that affect the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this increased regulation will occur or, if so, what the effect on Woodmen would be.

Pursuant to state insurance laws and regulations, Woodmen is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including holders of these certificates, if Woodmen were to incur claims or expenses at rates significantly higher than expected or experience significant unexpected losses on its investments.

If mandated under applicable law, we may be required to reject a premium. We may also be required to block a certificate owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

SAI-2

PRINCIPAL UNDERWRITER

Woodmen Financial Services, Inc. (“WFS”), a wholly owned, indirect subsidiary of Woodmen, serves as the exclusive principal underwriter of the continuously offered certificates pursuant to a Principal Underwriting and Servicing Agreement to which WFS and Woodmen, on behalf of itself and the Separate Account, are parties. The certificates will be sold through Woodmen representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of WFS.

Representatives of other broker-dealer firms with which WFS has executed a selling agreement may also sell the certificates, although currently no such selling agreements are contemplated. In addition, Woodmen may engage other firms to serve as principal underwriters of the certificates but has not yet done so.

For the year 2011, WFS received $1,397,118.43 and paid out $1,302,933.88 to its registered representatives. For the year 2012, WFS received $5,034,806.57 and paid out $4,674,102.35 to its registered representatives. For the year 2013, WFS received $1,376,139.15 and paid out $1,300,725.16 to its registered representatives.

PERFORMANCE INFORMATION

The Separate Account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual return on amounts invested by any particular owner.

Money Market Subaccount - Yield and Effective Yield

Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount’s yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount’s unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes and income other than investment income, in the accumulation unit value during the seven- day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the accumulation unit value at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount’s effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of certificate, withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.

The 7-day yield and effective 7-day yield for the Money Market Subaccount for the 7 days ended December 31, 2013 were -1.24% and -1.24%.

SAI-3

Other Subaccounts

30-Day Yield: Advertisements for the certificates may include 30-day yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the dividends and interest per accumulation unit earned during the period (i.e. the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the maximum offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi- annual reinvestment of income:

Yield = 2[(((a-b)/cd)+1)6-1]

      Where:

a = Net investment income earned during the period by the portfolio attributable to the subaccount.

b = Expenses accrued for the period (net of reimbursements).

c = The average daily number of accumulation units outstanding during the period.

d = The maximum offering price per accumulation unit on the last day of the period.

Standardized and Non-Standardized Average Annual Total Return.

Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1-, 5- and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T) n = ERV

Where:

P = A hypothetical initial payment of $1,000

T = Average annual total return

n = Number of years

SAI-4

ERV - Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the certificate will continue through the end of each period) and the annual certificate Maintenance Charge (because the average certificate size is generally expected to be less than $50,000). If reflected, these charges would reduce the performance results presented.

Cumulative Total Return Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment).

Performance quotations for each subaccount reflect the deduction of all recurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge and certificate maintenance charge, and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The certificates are not currently subject to a charge for state premium taxes. Cumulative total return is calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula and then expressing that as a percentage:

C = (ERV/P) = 1

Where:

C = Cumulative total return

ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period.

P = A hypothetical initial payment of $1,000

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that

SAI-5

monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the Separate Account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service. In addition, each subaccounts performance may be compared in advertisements and sales literature to various benchmarks including but not limited to various Standard & Poor’s indexes and Barra growth and value subdivisions thereof, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, Russell Indexes and growth and value subdivisions thereof, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Barclays Aggregate Bond Index.

The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

LEGAL AND ACCOUNTING

All matters relating to Nebraska law pertaining to the certificates, including the validity of the certificates and our authority to issue the certificates, have been passed upon by Lynn L. Espeland, Esquire.

The financial statements of Woodmen and the Separate Account for 2013 included in this SAI and the registration statement have been audited by Ernst and Young, LLP, Suite 3000, 801 Grand Avenue, Des Moines, IA 50309-2764. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

SAI-6

F I N A N C I A L    S T A T E M E N T S

Woodmen Variable Annuity Account

Years Ended December 31, 2013 and 2012

With Report of Independent Registered Public Accounting Firm

Woodmen Variable Annuity Account

Financial Statements

Years Ended December 31, 2013 and 2012

Report of Independent Registered Public Accounting Firm

The Board of Directors

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

                and

The Certificate Holders

Woodmen Variable Annuity Account

We have audited the accompanying statements of assets and liabilities of the subaccounts of Woodmen Variable Annuity Account (the Separate Account), comprised of the NASDAQ 100 Index, EAFE International Index, Investment Grade Bond Index, S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Contrafund, Equity-Income, Growth, Growth & Income, Overseas, Money Market, Low Duration, and Real Return subaccounts, as of December 31, 2013, the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Woodmen Variable Annuity Account, at December 31, 2013, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/    Ernst & Young LLP

Des Moines, Iowa

April 23, 2014

Woodmen Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2013

	NASDAQ 100 Index Subaccount	EAFE International Index Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$4,844,059	$2,764,311
Liabilities	—	—

Net assets	$4,844,059	$2,764,311

Net assets
Accumulation units	$4,844,059	$2,764,311

Total net assets	$4,844,059	$2,764,311

Investments in shares of mutual funds, at cost	$3,865,478	$2,312,930
Shares of mutual fund owned	112,704.962	32,154.368

Accumulation units outstanding	183,017.217	143,521.736
Accumulation unit value	$26.47	$19.26

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2013

Investment Grade Bond Index Subaccount	S&P 500 Index Subaccount	S&P MidCap 400 Index Subaccount	Russell 2000 Small Cap Index Subaccount	Contrafund Subaccount

$2,217,130	$5,114,628	$9,476,571	$4,886,818	$17,004,625
—	—	—	—	—

$2,217,130	$5,114,628	$9,476,571	$4,886,818	$17,004,625

$2,217,130	$5,114,628	$9,476,571	$4,886,818	$17,004,625

$2,217,130	$5,114,628	$9,476,571	$4,886,818	$17,004,625

$2,276,124	$4,022,687	$7,095,389	$3,780,894	$12,716,991
41,745.996	46,236.018	98,611.566	59,349.255	496,630.390

167,692.300	257,293.702	354,946.715	200,273.584	691,569.742
$13.22	$19.88	$26.70	$24.40	$24.59

Woodmen Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2013

	Equity- Income Subaccount	Growth Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$6,997,800	$4,099,603
Liabilities	—	—

Net assets	$6,997,800	$4,099,603

Net assets
Accumulation units	$6,997,800	$4,099,603

Total net assets	$6,997,800	$4,099,603

Investments in shares of mutual funds, at cost	$5,958,812	$2,857,172
Shares of mutual fund owned	301,629.330	71,922.860

Accumulation units outstanding	364,386.957	206,184.310
Accumulation unit value	$19.20	$19.88

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2013

Growth & Income Subaccount	Overseas Subaccount	Money Market Subaccount	Low Duration Subaccount	Real Return Subaccount

$6,721,518	$5,764,489	$1,570,610	$2,947,576	$11,519,293
—	—	—	—	—

$6,721,518	$5,764,489	$1,570,610	$2,947,576	$11,519,293

$6,721,518	$5,764,489	$1,570,610	$2,947,576	$11,519,293

$6,721,518	$5,764,489	$1,570,610	$2,947,576	$11,519,293

$5,074,788	$4,691,955	$1,570,610	$2,948,152	$13,001,547
353,578.030	280,373.988	1,570,610.110	277,811.087	914,229.596

355,216.155	259,969.399	1,500,216.934	228,374.666	801,241.005
$18.92	$22.17	$1.05	$12.91	$14.38

Woodmen Variable Annuity Account

Statements of Operations

Year Ended December 31, 2013

	NASDAQ 100 Index Subaccount	EAFE International Index Subaccount
Income:
Dividends	$34,661	$60,912
Expenses:
Mortality and expense risk	(46,180)	(32,237)

Net investment income (loss)	(11,519)	28,675

Realized gain (loss) on sales of fund shares	148,418	(83,516)
Capital gain distributions	107,283	—
Change in unrealized appreciation/depreciation of investments	864,728	512,243

Net increase (decrease) in net assets from operations	$1,108,910	$457,402

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2013

Investment Grade Bond Index Subaccount	S&P 500 Index Subaccount	S&P MidCap 400 Index Subaccount	Russell 2000 Small Cap Index Subaccount	Contrafund Subaccount

$53,248	$86,130	$77,452	$32,587	$150,484

(26,436)	(47,553)	(92,335)	(48,076)	(174,988)

26,812	38,577	(14,883)	(15,489)	(24,504)

27,651	3,381	115,846	(1,587)	(216,834)
3,162	69,927	271,080	168,838	4,412
(143,997)	881,600	1,568,854	1,020,613	3,863,522

$(86,372)	$993,485	$1,940,897	$1,172,375	$3,626,596

Woodmen Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2013

	Equity- Income Subaccount	Growth Subaccount
Income:
Dividends	$157,055	$6,831
Expenses:
Mortality and expense risk	(74,813)	(40,873)

Net investment income (loss)	82,242	(34,042)

Realized gain (loss) on sales of fund shares	(128,204)	43,343
Capital gain distributions	431,548	2,465
Change in unrealized appreciation/depreciation of investments	970,199	973,320

Net increase (decrease) in net assets from operations	$1,355,785	$985,086

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2013

Growth & Income Subaccount	Overseas Subaccount	Money Market Subaccount	Low Duration Subaccount	Real Return Subaccount

$106,901	$65,631	$145	$32,320	$212,591

(61,456)	(59,318)	(18,178)	(28,735)	(167,742)

45,445	6,313	(18,033)	3,585	44,849

9,703	(148,315)	(47)	12,203	269,827
—	19,497	—	—	92,552
1,250,760	1,352,040	—	(45,577)	(1,949,112)

$1,305,908	$1,229,535	$(18,080)	$(29,789)	$(1,541,884)

Woodmen Variable Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2013 and 2012

	NASDAQ 100 Index Subaccount
	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(11,519)	$(4,330)
Net realized gain (loss) on investments	255,701	192,572
Change in unrealized appreciation/depreciation of investments	864,728	(13,403)

Net increase (decrease) in net assets from operations	1,108,910	174,839

Certificate transactions:
Certificate deposits	261,989	459,952
Certificate surrenders and death benefits	(184,230)	(115,957)
Transfers between subaccounts, including fixed interest account	1,133,378	818,124
Administrative charges	(3,177)	(1,803)

Net increase (decrease) in net assets from certificate transactions	1,207,960	1,160,316
Contributions from/to Society to reimburse certificate owner/Society for processing error	(43)	1,061

Total increase (decrease) in net assets	2,316,827	1,336,216
Net assets at beginning of year	2,527,232	1,191,016

Net assets at end of year	$4,844,059	$2,527,232

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2013 and 2012

EAFE International Index Subaccount		Investment Grade Bond Index Subaccount		S&P 500 Index Subaccount
2013	2012	2013	2012	2013	2012

$28,675	$26,083	$26,812	$20,415	$38,577	$15,780
(83,516)	(286,664)	30,813	42,906	73,308	(87,534)
512,243	611,461	(143,997)	(20,354)	881,600	413,565

457,402	350,880	(86,372)	42,967	993,485	341,811

46,996	74,904	85,732	99,771	179,232	192,077
(218,572)	(201,715)	(136,232)	(125,481)	(270,888)	(256,175)
(38,418)	(120,697)	416,100	299,223	1,370,647	130,132
(2,355)	(2,642)	(2,290)	(2,056)	(3,389)	(2,948)

(212,349)	(250,150)	363,310	271,457	1,275,602	63,086
680	(58)	153	29	(2,642)	2,337

245,733	100,672	277,091	314,453	2,266,445	407,234
2,518,578	2,417,906	1,940,039	1,625,586	2,848,183	2,440,949

$2,764,311	$2,518,578	$2,217,130	$1,940,039	$5,114,628	$2,848,183

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2013 and 2012

	S&P MidCap 400 Index Subaccount
	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(14,883)	$(15,509)
Net realized gain (loss) on investments	386,926	166,461
Change in unrealized appreciation/depreciation of investments	1,568,854	656,751

Net increase in net assets from operations	1,940,897	807,703

Certificate transactions:
Certificate deposits	444,467	192,282
Certificate surrenders and death benefits	(456,598)	(352,448)
Transfers between subaccounts, including fixed interest account	1,919,814	(208,935)
Administrative charges	(5,708)	(5,391)

Net increase (decrease) in net assets from certificate transactions	1,901,975	(374,492)
Contributions from/to Society to reimburse certificate owner/Society for processing error	3,839	(2,974)

Total increase (decrease) in net assets	3,846,711	430,237
Net assets at beginning of year	5,629,860	5,199,623

Net assets at end of year	$9,476,571	$5,629,860

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2013 and 2012

Russell 2000 Small Cap Index Subaccount		Contrafund Subaccount		Equity- Income Subaccount
2013	2012	2013	2012	2013	2012

$(15,489)	$(8,734)	$(24,504)	$(2,770)	$82,242	$80,452
167,251	43,480	(212,422)	(547,253)	303,344	(160,714)
1,020,613	361,305	3,863,522	2,111,301	970,199	811,709

1,172,375	396,051	3,626,596	1,561,278	1,355,785	731,447

246,535	92,065	517,918	383,333	205,163	126,994
(251,543)	(253,055)	(819,360)	(912,507)	(313,227)	(487,493)
729,393	(200,401)	2,217,682	(240,899)	847,170	(524,175)
(3,484)	(3,611)	(14,596)	(14,326)	(4,872)	(5,148)

720,901	(365,002)	1,901,644	(784,399)	734,234	(889,822)
1,716	(1,151)	805	(4,389)	1,250	(2,856)

1,894,992	29,898	5,529,045	772,490	2,091,269	(161,231)
2,991,826	2,961,928	11,475,580	10,703,090	4,906,531	5,067,762

$4,886,818	$2,991,826	$17,004,625	$11,475,580	$6,997,800	$4,906,531

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2013 and 2012

	Growth Subaccount
	2013	2012
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(34,042)	$(19,911)
Net realized gain (loss) on investments	45,808	6,148
Change in unrealized appreciation/depreciation of investments	973,320	332,596

Net increase in net assets from operations	985,086	318,833

Certificate transactions:
Certificate deposits	127,881	122,521
Certificate surrenders and death benefits	(258,793)	(208,728)
Transfers between subaccounts, including fixed interest account	616,571	59,042
Administrative charges	(3,452)	(3,169)

Net increase (decrease) in net assets from certificate transactions	482,207	(30,334)
Contributions from/to Society to reimburse certificate owner/Society for processing error	(1,489)	(1,086)

Total increase in net assets	1,465,804	287,413
Net assets at beginning of year	2,633,799	2,346,386

Net assets at end of year	$4,099,603	$2,633,799

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2013 and 2012

Growth & Income Subaccount		Overseas Subaccount		Money Market Subaccount
2013	2012	2013	2012	2013	2012

$45,445	$30,716	$6,313	$23,010	$(18,033)	$(54,779)
9,703	(128,901)	(128,818)	(490,091)	(47)	206
1,250,760	623,942	1,352,040	1,147,730	—	—

1,305,908	525,757	1,229,535	680,649	(18,080)	(54,573)

191,469	125,509	142,638	158,006	17,441,846	98,656,735
(285,132)	(303,485)	(229,302)	(278,466)	(50,745)	(96,110)
1,977,028	56,082	548,071	(220,149)	(17,644,034)	(101,128,643)
(4,447)	(3,927)	(5,350)	(5,446)	(759)	(998)

1,878,918	(125,821)	456,057	(346,055)	(253,692)	(2,569,016)
4,983	741	(1,482)	(1,737)	581	(1,937)

3,189,809	400,677	1,684,110	332,857	(271,191)	(2,625,526)
3,531,709	3,131,032	4,080,379	3,747,522	1,841,801	4,467,327

$6,721,518	$3,531,709	$5,764,489	$4,080,379	$1,570,610	$1,841,801

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2013 and 2012

	Low Duration Subaccount		Real Return Subaccount
	2013	2012	2013	2012
Increase in net assets from operations:
Net investment income (loss)	$3,585	$9,022	$44,849	$(21,807)
Net realized gain (loss) on investments	12,203	9,079	362,379	763,689
Change in unrealized appreciation/depreciation of investments	(45,577)	41,517	(1,949,112)	(92,755)

Net increase (decrease) in net assets from operations	(29,789)	59,618	(1,541,884)	649,127

Certificate transactions:
Certificate deposits	338,132	93,403	760,353	1,327,942
Certificate surrenders and death benefits	(55,450)	(89,897)	(612,195)	(570,903)
Transfers between subaccounts, including fixed interest account	1,076,188	204,709	(274,031)	4,977,211
Administrative charges	(1,195)	(983)	(11,374)	(7,040)

Net increase (decrease) in net assets from certificate transactions	1,357,675	207,232	(137,247)	5,727,210
Contributions from/to Society to reimburse certificate owner/Society for processing error	(97)	72	10,269	1,270

Total increase (decrease) in net assets	1,327,789	266,922	(1,668,862)	6,377,607
Net assets at beginning of year	1,619,787	1,352,865	13,188,155	6,810,548

Net assets at end of year	$2,947,576	$1,619,787	$11,519,293	$13,188,155

See accompanying notes.

Woodmen Variable Annuity Account

Notes to Financial Statements

December 31, 2013

1. Organization and Significant Accounting Policies

Organization

Woodmen Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) and exists in accordance with the rules and regulations of the Nebraska Department of Insurance. The Account is a funding vehicle for individual flexible premium deferred variable annuity certificates issued by the Society.

At the direction of eligible certificate owners, the Account invests in 14 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
Calvert Variable Products:
NASDAQ 100 Index	NASDAQ 100 Index Portfolio
EAFE International Index	EAFE International Index Portfolio
Investment Grade Bond Index	Investment Grade Bond Index Portfolio
S&P 500 Index	S&P 500 Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio

Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund-Portfolio® Service Class 1
Equity-Income	VIP Equity-Income Portfolio Service Class 1
Growth	VIP Growth Portfolio Service Class 1
Growth & Income	VIP Growth & Income Portfolio Service Class 1
Overseas	VIP Overseas Portfolio Service Class 1
Money Market	VIP Money Market Service Class 1

PIMCO Variable Insurance Trust/Administrative Class:
Low Duration	Low Duration Portfolio
Real Return	Real Return Portfolio

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Society may conduct.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Certificates in Annuitization Period

Net assets allocated to certificates in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 3%. The mortality risk is fully borne by the Society and may result in additional amounts being transferred into the Account by the Society to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Society. At December 31, 2013, there were no net assets allocated to certificates in the annuitization period.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed in the financial statements and accompanying notes. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

2. Expense Charges

The Account pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursements for certain mortality and other risks assumed by the Society. The following summarizes those amounts:

Mortality and expense risk charges: The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of up to 1.25% (1.25% in 2013 and 2012) of the average daily net asset value of the Account. These charges are assessed in return for the Society’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

Administrative charge: Prior to the annuity payment period, the Society will deduct an annual administrative charge, which is currently $30 ($45 maximum charge) to reimburse it for administrative expenses related to the certificate. The administrative charge applies to certificates with net assets less than $50,000 in the variable subaccounts as of assessment day.

Surrender charge: A surrender charge is imposed in the event of a full or partial surrender during the first seven certificate years. A certificate owner may annually surrender a maximum of 10% of the cash value without incurring a surrender charge. The amount charged ranges, based on the annuitant’s issue age, from 5% to 7% of the amount surrendered during the first certificate year and declines by 1% in each of the next six certificate years. No surrender charge is deducted if the partial surrender or surrender occurs after seven full certificate years.

Transfer charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.

3. Federal Income Taxes

The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (the IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. The Society will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the certificates.

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows for the year ended December 31, 2013:

Subaccount	Cost of Purchases	Proceeds From Sales
NASDAQ 100 Index	$1,732,362	$570,626
EAFE International Index	112,483	356,390
Investment Grade Bond Index	632,821	295,794
S&P 500 Index	1,653,080	427,675
S&P MidCap 400 Index	2,600,450	786,970
Russell 2000 Small Cap Index	1,092,307	417,765
Contrafund	2,745,375	1,017,915
Equity-Income	1,250,276	589,606
Growth	998,584	558,739
Growth & Income	2,279,984	457,540
Overseas	746,962	351,704
Money Market	10,280,647	10,551,937
Low Duration	1,743,096	414,253
Real Return	3,642,841	3,937,561

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes From Unit Transactions

Transactions in units of each subaccount were as follows for the years ended December 31, 2013 and 2012:

	Year Ended December 31
	2013		2012
Subaccount	Purchased	Redeemed	Purchased	Redeemed
NASDAQ 100 Index	86,932	32,210	75,478	17,411
EAFE International Index	8,286	20,688	16,208	33,716
Investment Grade Bond Index	53,852	27,016	47,891	28,054
S&P 500 Index	100,437	29,743	46,650	42,533
S&P MidCap 400 Index	124,080	45,737	35,686	55,026
Russell 2000 Small Cap Index	60,207	26,907	27,091	48,668
Contrafund	168,610	81,504	79,971	123,060
Equity-Income	83,037	41,648	26,993	90,080
Growth	68,457	40,453	33,502	34,884
Growth & Income	169,081	59,865	41,904	50,913
Overseas	51,047	28,017	37,973	60,079
Money Market	30,370,882	30,608,167	104,274,148	106,700,234
Low Duration	145,504	40,903	37,325	21,616
Real Return	348,460	369,638	478,782	112,504

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights

The following summarizes units outstanding, unit values, and net assets at the end of each year in the five-year period ended December 31, 2013, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, as follows:

As of December 31
Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1)(2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)
NASDAQ 100 Index
2013	183,017	26.47	$4,844,059	0.94%	1.25%	34.38%
2012	128,295	19.70	2,527,232	1.00	1.25	16.16
2011	70,229	16.96	1,191,016	0.28	1.25	1.74
2010	75,189	16.67	1,253,305	0.20	1.25	18.14
2009	72,430	14.11	1,022,054	0.09	1.25	51.59
EAFE International Index
2013	143,522	19.26	2,764,311	2.36	1.25	19.24
2012	155,924	16.15	2,518,578	2.33	1.25	15.85
2011	173,432	13.94	2,417,906	2.06	1.25	-13.79
2010	214,010	16.17	3,461,154	1.19	1.25	5.37
2009	230,843	15.35	3,542,460	2.27	1.25	26.30
Investment Grade Bond Index
2013	167,692	13.22	2,217,130	2.52	1.25	-4.02
2012	140,856	13.77	1,940,039	2.42	1.25	2.53
2011	121,019	13.43	1,625,586	2.45	1.25	7.01
2010	121,456	12.55	1,524,002	2.06	1.25	5.07
2009	119,383	11.94	1,426,029	4.69	1.25	3.25
S&P 500 Index
2013	257,294	19.88	5,114,628	2.26	1.25	30.24
2012	186,600	15.26	2,848,183	1.83	1.25	14.05
2011	182,483	13.38	2,440,949	1.47	1.25	0.53
2010	205,587	13.31	2,737,167	1.44	1.25	13.24
2009	238,106	11.75	2,798,760	2.08	1.25	24.50

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

As of December 31
Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1)(2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)
S&P MidCap 400 Index
2013	354,947	26.70	$9,476,571	1.05%	1.25%	31.18%
2012	276,605	20.35	5,629,860	0.97	1.25	15.82
2011	295,945	17.57	5,199,623	0.66	1.25	-3.46
2010	327,324	18.20	5,956,447	0.79	1.25	24.44
2009	331,179	14.63	4,843,784	0.93	1.25	34.72
Russell 2000 Small Cap Index
2013	200,274	24.40	4,886,818	0.85	1.25	36.18
2012	166,973	17.92	2,991,826	0.96	1.25	14.07
2011	188,550	15.71	2,961,928	0.50	1.25	-6.04
2010	209,848	16.72	3,509,421	0.53	1.25	24.49
2009	228,540	13.43	3,069,419	0.60	1.25	24.63
Contrafund
2013	691,570	24.59	17,004,625	1.07	1.25	29.53
2012	604,465	18.98	11,475,580	1.23	1.25	14.82
2011	647,553	16.53	10,703,090	0.87	1.25	-3.84
2010	733,837	17.19	12,614,102	1.10	1.25	15.66
2009	761,091	14.86	11,311,735	1.34	1.25	33.96
Equity-Income
2013	364,387	19.20	6,997,800	2.62	1.25	26.39
2012	322,999	15.19	4,906,531	2.85	1.25	15.69
2011	386,086	13.13	5,067,762	2.30	1.25	-0.38
2010	425,665	13.18	5,609,235	1.74	1.25	13.68
2009	434,070	11.59	5,032,570	2.23	1.25	28.37
Growth
2013	206,184	19.88	4,099,603	0.21	1.25	34.49
2012	178,180	14.78	2,633,799	0.49	1.25	13.08
2011	179,561	13.07	2,346,386	0.27	1.25	-1.06
2010	181,063	13.21	2,392,324	0.18	1.25	22.49
2009	192,219	10.78	2,072,964	0.36	1.25	26.51

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

As of December 31
Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1)(2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)
Growth & Income
2013	355,216	18.92	$6,721,518	2.17%	1.25%	31.79%
2012	246,000	14.36	3,531,709	2.14	1.25	16.94
2011	255,008	12.28	3,131,032	1.68	1.25	0.33
2010	271,803	12.24	3,326,751	0.60	1.25	13.24
2009	309,743	10.81	3,347,876	1.02	1.25	25.60
Overseas
2013	259,969	22.17	5,764,489	1.38	1.25	28.74
2012	236,939	17.22	4,080,379	1.84	1.25	19.00
2011	259,045	14.47	3,747,522	1.23	1.25	-18.25
2010	294,735	17.70	5,215,997	1.32	1.25	11.61
2009	302,028	15.86	4,789,909	2.09	1.25	24.87
Money Market
2013	1,500,217	1.05	1,570,610	0.01	1.25	-0.95
2012	1,737,503	1.06	1,841,801	0.05	1.25	-0.93
2011	4,163,588	1.07	4,467,327	0.03	1.25	-1.83
2010	1,538,021	1.09	1,670,497	0.08	1.25	-0.75
2009	2,182,242	1.10	2,396,602	0.67	1.25	-0.47
Low Duration
2013	228,375	12.91	2,947,576	1.40	1.25	-1.35
2012	123,773	13.09	1,619,787	1.91	1.25	4.55
2011	108,064	12.52	1,352,865	1.68	1.25	-0.16
2010	124,074	12.54	1,555,547	1.63	1.25	4.00
2009	103,317	12.06	1,245,723	3.44	1.25	11.94
Real Return
2013	801,241	14.38	11,519,293	1.58	1.25	-10.33
2012	822,419	16.04	13,188,155	1.03	1.25	7.43
2011	456,140	14.93	6,810,548	2.07	1.25	10.27
2010	403,625	13.54	5,464,569	1.44	1.25	6.77
2009	387,492	12.68	4,913,866	3.08	1.25	16.88

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)	When net investment income is less than $1, the amount is not reported in the statements of operations but is used in the calculation of the investment income ratio.

(3)	These ratios represent the annualized certificates expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate holder accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

7. Fair Value Measurements and Fair Value Hierarchy

U.S. generally accepted accounting principles define fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

7. Fair Value Measurements and Fair Value Hierarchy (continued)

The Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

•	Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

•	Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets.

b) Quoted prices for identical or similar assets or liabilities in non-active markets.

c) Inputs other than quoted market prices that are observable.

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•	Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

At December 31, 2013 and 2012, all investments in the Account included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, and therefore are considered Level 1.

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

8. Subsequent Events

The Account is not aware of any transactions or events, which occurred after the date of the Statements of Assets and Liabilities and before the financial statements were issued which would require recognition or disclosure.

  FINANCIAL STATEMENTS – STATUTORY BASIS

  Woodmen of the World Life Insurance Society and/or

  Omaha Woodmen Life Insurance Society

  Years Ended December 31, 2013, 2012, and 2011

  With Reports of Independent Auditors

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Financial Statements — Statutory Basis

Years Ended December 31, 2013, 2012, and 2011

Report of Independent Registered Public Accounting Firm

The Board of Directors

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

We have audited the accompanying statutory-basis financial statements of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society, which comprise the balance sheets as of December 31, 2013 and 2012, and the related statements of operations, changes in surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management also is responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

A member firm of Ernst & Young Global Limited	F-29

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, to meet the requirements of Nebraska Department of Insurance the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period then ended in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance.

April 18, 2014

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Balance Sheets — Statutory Basis

(Dollars in Thousands)

	December 31
	2013	2012
Admitted assets
Cash and invested assets:
Bonds	$6,740,837	$6,587,791
Common stocks (unaffiliated) (cost $380,505 and $372,699 as of December 31, 2013 and 2012)	566,316	473,776
Common stocks (affiliated) (cost $16,575 and $16,074 as of December 31, 2013 and 2012)	628	923
Mortgage loans	1,653,162	1,463,629
Properties occupied by the Society	24,704	24,487
Real estate held for the production of income	58,270	58,002
Real estate held for sale	2,100	4,675
Certificate loans	165,673	168,277
Cash and short-term investments	167,283	177,560
Derivatives	476	118
Securities lending reinvested collateral assets	238,527	171,106
Other invested assets	11,527	40,230

Total cash and invested assets	9,629,503	9,170,574

Accrued investment income	77,897	81,218
Reinsurance balances recoverable	1,859	2,644
Electronic data processing equipment and other assets	1,145	503
Separate account assets	357,128	262,508

Total admitted assets	$10,067,532	$9,517,447

	December 31
	2013	2012
Liabilities and surplus
Liabilities:
Aggregate reserves for certificate and contract liabilities:
Life and annuity reserves	$7,249,738	$6,989,186
Accident and health reserves	34,681	32,505
Liability for deposit-type contracts	756,034	721,212
Certificate and contract claims	33,764	38,473
Other certificateholders’ funds	1,787	1,790
Refunds to members	65,315	76,945

Total aggregate reserves for certificate and contract liabilities	8,141,319	7,860,111

Accrued commissions, general expenses, and taxes	26,905	27,623
Amounts withheld by Society as agent or trustee	3,334	4,009
Liability for postretirement benefits	49,184	117,203
Liability for employees’ and fieldworkers’ benefits	13,768	13,474
Interest maintenance reserve	20,313	25,199
Asset valuation reserve	143,311	152,863
Payable for securities lending	238,336	170,928
Other liabilities	11,896	21,297
Separate account liabilities	357,128	262,508

Total liabilities	9,005,494	8,655,215

Surplus	1,062,038	862,232

Total liabilities and surplus	$10,067,532	$9,517,447

See accompanying notes.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Statements of Operations — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Premiums and other revenues:
Life and annuity premiums	$726,458	$806,688	$746,010
Net investment income	416,729	419,256	417,158
Amortization of interest maintenance reserve	7,143	(3,254)	7,890
Commissions on reinsurance ceded and other income	10,907	10,862	10,892
Other	8,368	4,403	6,048

Total premiums and other revenues	1,169,605	1,237,955	1,187,998

Benefits paid or provided:
Life benefits	189,300	184,690	178,050
Annuity benefits	219,335	189,633	178,172
Surrender benefits and withdrawals	132,027	133,119	129,632
Other benefits	45,510	44,976	43,314
Increase in aggregate reserves for certificates and contracts and other certificateholders’ funds	258,426	374,341	331,605

Total benefits paid or provided	844,598	926,759	860,773

Insurance expenses and other deductions:
General insurance and fraternal expenses	148,748	146,260	136,517
Commissions	49,130	56,736	49,519
Insurance, taxes, licenses, and fees	6,914	6,928	6,793
Other, net	20,047	10,370	7,950

Total insurance expenses and other deductions	224,839	220,294	200,779

Gain from operations before refunds to members and net realized capital gains	100,168	90,902	126,446
Refunds to members	66,084	77,084	89,627

Net gain from operations before net realized capital gains (losses)	34,084	13,818	36,819
Net realized capital gains (losses)	28,065	14,958	(1,703)

Net income	$62,149	$28,776	$35,116

See accompanying notes.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Statements of Changes in Surplus — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Balance at beginning of year	$862,232	$804,510	$899,503
Net income	62,149	28,776	35,116
Change in net unrealized capital gains or losses	98,833	43,568	(25,934)
Change in asset valuation reserve	9,552	(46,843)	13,427
Change in non-admitted assets	(73,701)	6,838	(52,257)
Change in reserve valuation basis	(4,302)	—	—
Change in pension liability	119,579	25,383	(69,095)
Change in accounting policy for refunds	—	—	3,750
Prior Period Adjustment	(12,304)	—	—

Total surplus at end of year	$1,062,038	$862,232	$804,510

See accompanying notes.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Statements of Cash Flow — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2013	2012	2011
Operating activities
Premium and annuity considerations	$734,804	$811,188	$752,050
Net investment income received	461,101	441,208	435,452
Other income	10,907	10,862	10,892

Total cash provided by operations	1,206,812	1,263,258	1,198,394

Benefits paid	(599,226)	(559,883)	(530,574)
Net transfers (from) to separate accounts	(11,323)	(1,741)	1,212
Commissions and other expenses paid	(211,549)	(226,869)	(220,022)
Refunds paid to members	(77,714)	(89,032)	(103,255)

Total cash used in operations	(899,812)	(877,525)	(852,639)

Net cash provided by operating activities	307,000	385,733	345,755

Investing activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	907,723	1,242,594	1,039,029
Stocks	195,237	203,991	134,075
Mortgage loans	162,694	174,395	147,524
Real estate	1,187	3,206	—
Other invested assets	33,395	12,429	259
Securities lending	170,928	494,320	—
Miscellaneous proceeds	68,718	12,301	580

Total investment proceeds	1,539,882	2,143,236	1,321,467

Cost of investments acquired:
Bonds	(1,084,838)	(1,562,004)	(1,270,863)
Common stocks	(164,061)	(175,540)	(150,181)
Mortgage loans	(352,223)	(260,903)	(194,521)
Real estate	(5,060)	(5,556)	(7,793)
Other invested assets	(1,564)	(53,727)	(1,103)
Securities lending	(238,336)	(170,928)	(494,320)
Miscellaneous applications	(68,335)	(11,650)	(2,378)

Total cost of investments acquired	(1,914,417)	(2,240,308)	(2,121,159)
Net (decrease) increase in certificate loans	2,820	2,405	(300)

Net cash used in investing activities	(371,715)	(94,667)	(799,992)

Financing and other miscellaneous activities
Payable for securities lending	238,336	170,928	494,320
Other cash provided by (used in) financing activities and miscellaneous sources	(183,898)	(473,608)	(10,109)

Net increase (decrease) in cash and short-term investments	(10,277)	(11,614)	29,974

Cash and short-term investments at beginning of year	177,560	189,174	159,199

Cash and short-term investments at end of year	$167,283	$177,560	$189,173

See accompanying notes.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis

(Dollars in Thousands)

December 31, 2013

1. Nature of Operations and Significant Accounting Policies

Description of Business

Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) is a nonprofit fraternal benefit society incorporated in the state of Nebraska, exempt from tax under Internal Revenue Code (IRC) Section 501(c)(8). The Society does business using the name “Omaha Woodmen Life Insurance Society” in the following states: California, Colorado, Idaho, Montana, Nevada, Oregon, Utah, Washington, and Wyoming. In all other states, the Society is known as “Woodmen of the World Life Insurance Society.”

The Society operates in the individual insurance market, with emphasis on life and annuity products. The vast majority of the Society’s premiums are in the family market, resulting in a relatively small average size certificate issued and in force. The Society markets its products through a captive field force and is licensed in all 50 states and the District of Columbia.

WFS Holdings, Inc., a wholly owned subsidiary of the Society, operates as a holding company for subsidiary entities of the Society. Subsidiary entities include Woodmen Financial Services, Inc. and Woodmen Insurance Agency, Inc.

Woodmen Financial Services, Inc., a wholly owned subsidiary of WFS Holdings, Inc., operates as an introducing broker-dealer engaged in the sale of a proprietary variable product (began July 1, 2003) offered by the Society to its members.

Woodmen Insurance Agency, Inc., a wholly owned subsidiary of WFS Holdings, Inc., is an insurance agency offering insurance products not offered by the Society.

Basis of Presentation

The Society’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Nebraska Department of Insurance (statutory accounting practices), which practices differ from U.S. generally accepted accounting principles (GAAP).

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held to maturity, trading, or available for sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value, with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available for sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in other comprehensive income. Other comprehensive income is a component of unassigned surplus and includes all gains and losses that have yet to be realized in net income as reflected in the Statements of Operations, including unrealized gains and losses on investments.

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, valuation allowances would be established when the Society determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus as part of the change in the asset valuation reserve (AVR) for statutory purposes, rather than being included as a component of operations, as would be required by GAAP.

The AVR provides a valuation allowance for invested assets. The AVR is determined by NAIC-prescribed formula with changes reflected directly in surplus; AVR is not recognized for GAAP.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations rather than on a gross cost less accumulated depreciation basis as for GAAP. Real estate owned and occupied by the Society is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Society’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statement of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

The accounts and operations of the Society’s subsidiaries are not consolidated with the accounts and operations of the Society, and the Society’s share of undistributed earnings and losses of these subsidiaries is included in unrealized gains and losses, whereas consolidation is required under GAAP.

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as non-admitted are excluded from the accompanying statutory-basis balance sheets and are charged directly to surplus. Under GAAP, such assets are included in the balance sheet.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest that may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Revenues for universal life-type policies and annuity policies with mortality or morbidity risk consist of premiums received, and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges, and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded for statutory purposes rather than as a reduction to the amount of costs deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the balance sheet under GAAP.

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with statutory accounting, which does not accrue for the nonvested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Refunds to members are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of the Society’s statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

Changes in Accounting Principles

Effective January 1, 2012, the Society adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Society’s results of operations or financial position, but did require additional disclosures. See Note 11 Fair Values Measurements and Fair Value Hierarchy for further details.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Effective January 1, 2013, the Society adopted SSAP No. 92, Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The impact of adoption was a decrease of $1,500 to surplus.

Change in Accounting for Refunds

Beginning December 31, 1994, Woodmen began reporting annuity interest in excess of contractual guarantees as a refund and established a related refund liability equivalent to six months worth of excess interest. The accounting practice was established to make annuity products correlate to life products from a refund perspective and to introduce an additional level of conservatism into the related liabilities.

The established accounting practice was reviewed in 2011 and it was determined that the additional refund liability was unnecessary and the Society removed the related liability. Accordingly, after receiving approval from the Nebraska Department of Insurance, the practice was discontinued effective January 1, 2011. The discontinuation was accounted for under SSAP No. 3 Accounting Changes and Corrections of Errors, and resulted in $3,750 of refund provision being released directly to surplus.

Change in Reserve Valuation Basis

During 2013, a change was made in the interest rate used to calculate reserves for certain immediate annuities and settlement options. In accordance with SSAP No. 3, the resulting increase to reserves and decrease to surplus of $4,302 was treated as a reserve valuation basis change.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Correction of Prior Period Error

During 2013, the Society discovered an error in the amortization of 11 interest only securities. The correction of this error decreased capital and surplus by $12,304. In accordance with SSAP No. 3, the correction of this error was recorded as a single amount within unassigned surplus for the year ended December 31, 2013.

Cash and Short-Term Investments

The Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments and are valued at amortized cost.

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the modified scientific method, and adjusted for other-than-temporary declines in fair value. For the loan-backed securities included in the bond portfolio, the Society uses the retrospective adjustment method for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of these securities. Prepayment assumptions for publicly traded loan-backed securities are obtained from Bloomberg. Privately placed loan-backed securities do not require adjustments for prepayment risks due to provisions within the terms and conditions of the notes. Equity tranche investments in collateralized debt obligations are classified as common stocks and are valued based on the prospective adjustment method for the effects of changes in prepayment and default assumptions. Prepayment and default assumptions are obtained from a third-party broker. Common stocks are reported at market for unaffiliated companies and adjusted for other-than-temporary declines in fair value. For the Society’s noninsurance subsidiary, the common stock is carried at the GAAP equity value of the subsidiary.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Mortgage loans are stated at the unpaid principal balance less any unearned discount. The Society records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate or, as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral-dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Real estate occupied by the Society and real estate held for the production of income are reported at depreciated cost, net of encumbrances. Investment real estate that the Society has the intent to sell is reported at the lower of depreciated cost or fair value, net of encumbrances. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

Certificate loans are stated at unpaid principal balances.

Net realized capital gains and losses on investments are determined using the specific identification basis.

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR. Declines in value deemed to be other than temporary are charged to the statutory-basis statements of operations as realized losses.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities that are amortized into net income over the estimated remaining lives of the investments sold.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Derivatives

The Society may take positions from time to time in certain derivative instruments to manage the impact of changes in interest rates, the change in equity market values, or equity indices on certain certificate liabilities. Financial instruments used for such purposes include options on interest rate swaps, S&P 500 European call options, and covered equity call options. As of December 31, 2013 no options on interest rate swaps were owned. As of December 31, 2012, the Society owned options on interest rate swaps for the purpose of hedging risks associated with rising interest rate environments. The Society’s use of derivatives is further described in Note 3.

Derivative instruments are valued consistently with the accounting treatment of the underlying security. Options on interest rate swaps, are carried at fair value based upon valuations received from valuation agents. Over-the-counter S&P 500 European call options are carried at fair value based upon binomial calculations that are compared to valuations received from brokers for reasonableness. The liability for short positions in covered equity calls sold for the production of income is carried at fair value based upon exchange values. The change in market value for options is recorded directly to surplus as a change in unrealized gains and losses.

The Society’s risk of loss is typically limited to the fair value of its derivative instruments, not the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. The Society keeps active International Swaps and Derivative Association agreements in place that contain zero dollar thresholds to reduce credit losses in the event of nonperformance of the counterparties. The Society requires adequate posted credit support collateral based on daily valuation and establishes and monitors exposure limits.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Securities Lending

In order to generate income and to offset expenses, the Society lends portfolio securities to registered broker-dealers or other eligible parties. Loans of securities may not exceed 20% of the Society’s total admitted assets. In return for the loaned securities, the borrower provides cash in an amount equal to at least 102% of the current market value of the loaned securities, including accrued interest. The trust department of a financial institution administers the Society’s securities lending program. The administrator monitors the adequacy of the cash collateral daily and requires the borrower to provide additional cash collateral in the event the value of the cash collateral falls below 100% of the market value of the securities on loan. At December 31, 2013 and 2012, the cash collateral received from the borrowers aggregated $282,720 and $199,913, respectively. The Society has the right to call any such loan and obtain the securities loaned at any time as allowed by required notice provisions. The loaned securities remain the property of the Society and therefore continue to be carried and accounted for as invested assets.

At December 31, 2013 and 2012, the following securities were loaned to broker-dealers and other eligible parties:

	2013			2012
	General Account	Separate Account	Total	General Account	Separate Account	Total
Bonds, at amortized cost	$157,162	$—	$157,162	$71,321	$—	$71,321
Common stocks, at market value	72,785	43,634	116,419	91,934	28,941	120,875

Total	$229,947	$43,634	$273,581	$163,255	$28,941	$192,196

At December 31, 2013 and 2012, the market value of the above securities aggregated $274,925 and $197,425, respectively.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The contractual maturities of the securities lending positions are as follows:

	General Account	Separate Account	Total
Cash collateral received – securities lending
Open	$238,336	$44,384	$282,720
30 days or less	—	—	—
31 to 60 days	—	—	—
610 to 90 days	—	—	—
Greater than 90 days	—	—	—

Sub-total	238,336	44,384	282,720
Securities received	—	—	—

Total collateral received	$238,336	$44,384	$282,720

The maturity dates of the reinvested securities lending collateral are as follows:

	General Account		Separate Account		Total
	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Cash collateral reinvested – securities lending
Open	$4,888	$4,888	$910	$910	$5,798	$5,798
30 days or less	69,447	69,447	12,933	12,933	82,380	82,380
31 to 60 days	43,067	43,067	8,020	8,020	51,087	51,087
61 to 90 days	25,890	25,890	4,822	4,822	30,712	30,712
91 to 120 days	15,588	15,588	2,903	2,903	18,491	18,491
121 to 180 days	19,547	19,547	3,640	3,640	23,187	23,187
181 to 365 days	23,630	23,630	4,401	4,401	28,031	28,031
1 to 2 years	10,741	10,741	2,000	2,000	12,741	12,741
2 to 3 years	738	738	138	138	876	876
Greater than 3 years	24,991	24,991	4,654	4,654	29,645	29,645

Sub-total	238,527	238,527	44,421	44,421	282,948	282,948
Securities received	—	—	—	—	—	—

Total collateral reinvested	$238,527	$238,527	$44,421	$44,421	$282,948	$282,948

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The Society has a revenue-sharing agreement with the custodian bank, whereby the cash collateral is invested in certain money market and short-term bond funds. Under the arrangement, earnings generated by the investments are shared between the Society and custodian bank, thus generating an additional return on the loaned securities. At December 31, 2013 and 2012, this fair value of the money market and short-term bond funds aggregated $282,948 and $200,121, respectively.

Restricted Assets

				Gross Restricted					Percentage
Current Year
	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ Decrease	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
a. Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	$—	—%	—%
b. Collateral held under security lending agreements	238,527	—	44,421	—	282,948	200,121	82,847	282,948	2.8	2.8
c. Subject to repurchase agreements	—	—	—	—	—	—	—	—	—	—
d. Subject to reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—
e. Subject to dollar repurchase agreements	—	—	—	—	—	—	—	—	—	—
f. Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—
g. Placed under option contracts	—	—	—	—	—	—	—	—	—	—
h. Letter stock or securities restricted as to sale	—	—	—	—	—	—	—	—	—	—
i. On deposit with states	621	—	—	—	621	620	1	621	—	—
j. On deposit with other regulatory bodies	—	—	—	—	—	—	—	—	—	—
k. Pledged as collateral not captured in other categories	—	—	—	—	—	—	—	—	—	—
l. Other restricted assets	—	—	—	—	—	—	—	—	—	—

m. Total restricted assets	$239,148	$—	$44,421	$—	$283,569	$200,741	$82,848	$283,569	2.8%	2.8%

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Reserves for Insurance, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by the Nebraska Department of Insurance. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any portion of the final premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Substandard certificates are valued on the same basis as standard certificates. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is equal to the guaranteed interest credited to these funds during the year.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case-basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed, and as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Reserves for the Society’s equity-indexed annuity product are calculated using the market value reserve method. Updated market values on the call options backing this product are used in the determination of reserves. The method used for determining the fair values of the call options used in calculating the aggregate reserve liability for the equity-indexed annuity product is the same method used in establishing the statement value of the call options included in assets in the accompanying statutory-basis balance sheets.

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

Reinsurance

The Society reinsures certain risks related to a portion of its life and accident and health insurance business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other entities (2013 – $10,915; 2012 – $11,064; and 2011 – $10,916) are reported as a reduction of premium income and insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2013 – $58,362; 2012 – $56,981; and 2011 – $55,041). The Society received reinsurance recoveries in the amount of $9,565 and $15,508 during 2013 and 2012, respectively. The Society is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Separate Accounts

Separate accounts represent funds related to the Society’s pension plan liabilities, which are backed by common stocks, and the Woodmen Variable Annuity Account. The separate account assets supporting the contract liabilities are 100% legally insulated from the general account liabilities of the Society. As of December 31, 2013 and 2012, the market value of common stocks used to back pension plan liabilities was $226,579 and $171,530, respectively. As of December 31, 2013 and 2012, dividends declared and unpaid were $169 and $226 for a total asset value of $226,748 and $171,757, respectively. The remaining assets and liabilities in the separate accounts represent funds for an individual annuity product with a nonguaranteed return and for which the certificate holder, rather than the Society, bears the investment risk. Separate account assets, which consist of investments in mutual funds, are reported at market value. At December 31, 2013 and 2012, the market value of these investments was $85,929 and $61,733, respectively. The statutory-basis statements of operations include the premiums, benefits, and other items arising from operations of the Woodmen Variable Annuity Account. Revenues and expenses related to the Woodmen Variable Annuity Account, to the extent of benefits paid or provided to the Woodmen Variable Annuity Account certificateholders, are excluded from the amounts reported in the accompanying statutory-basis statements of operations. The assets and liabilities relating to the separate accounts have been shown as a separate line item on the statutory-basis balance sheets.

Fraternal Benefit Expenses

Fraternal benefit expenses represent expenditures made primarily for membership activities.

Other

Non-admitted assets (principally certain investments, receivables, and furniture and equipment) have been excluded from the statutory-basis balance sheets through a change to surplus.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

One hundred percent of the Society’s life contracts are considered to be participating. Refunds to be paid to certificateholders are determined annually by resolution of the Society’s Board of Directors. The aggregate amount of certificate refunds is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Society. Certificateholders may receive their refund in cash, apply the refund to the purchase of fully paid-up insurance, apply the refund as renewal premium, or leave the refund on deposit with the Society to accumulate interest. An estimated provision has been made for dividends expected to be paid in the following calendar year.

Other admitted assets are valued as prescribed by the Nebraska insurance laws.

Subsequent Events

The Society has evaluated subsequent events through April 18, 2014, which is the date the statutory-basis financial statements were issued.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

2. Investments

The amortized cost and estimated fair value of bonds and common stocks as of December 31, 2013 and 2012, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2013
Bonds:
United States government and agencies	$522,281	$38,654	$1,225	$559,710
States and political subdivisions	1,144,292	26,161	28,135	1,142,318
Foreign governments	773,022	20,493	25,341	768,174
Corporate securities	3,316,207	201,217	56,587	3,460,837
Mortgage- and asset-backed securities	985,035	27,786	44,761	968,060

	$6,740,837	$314,311	$156,049	$6,899,099

Common stocks:
Affiliated	$16,575	$—	$15,947	$628
Unaffiliated	380,505	191,943	6,132	566,316

	$397,080	$191,943	$22,079	$566,944

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2012
Bonds:
United States government and agencies	$553,865	$72,433	$—	$626,298
States and political subdivisions	1,210,245	92,643	3,139	1,299,749
Foreign governments	634,508	37,548	2,149	669,907
Corporate securities	3,257,420	340,188	9,581	3,588,027
Mortgage- and asset-backed securities	931,753	63,909	9,218	986,444

	$6,587,791	$606,721	$24,087	$7,170,425

Common stocks:
Affiliated	$16,074	$—	$15,151	$923
Unaffiliated	372,699	108,623	7,546	473,776

	$388,773	$108,623	$22,697	$474,699

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

For bonds with unrealized losses as of December 31, 2013, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Bonds:
US Government	$19,140	$1,225	$—	$—	$19,140	$1,225
States and political subdivisions	369,574	20,476	80,788	7,659	450,362	28,135
Foreign governments	270,784	13,651	146,298	11,690	417,082	25,341
Corporate securities	761,556	38,774	201,209	17,813	962,765	56,587
Mortgage- and asset-backed securities	383,276	28,255	102,900	16,506	486,176	44,761

Total bonds	$1,804,330	$102,381	$531,195	$53,668	$2,335,525	$156,049

Included in the above table are 255 securities from 161 issuers. Approximately 96% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a 1 or 2 by the Securities Valuation Office (SVO) of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

For bonds with unrealized losses as of December 31, 2012, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Bonds:
US Government	$—	$—	$—	$—	$—	$—
States and political subdivisions	11,647	1,661	109,173	1,478	120,820	3,139
Foreign governments	139,083	1,769	11,620	380	150,703	2,149
Corporate securities	216,792	4,226	31,141	5,355	247,933	9,581
Mortgage- and asset-backed securities	96,706	3,109	33,338	6,109	130,044	9,218

Total bonds	$464,228	$10,765	$185,272	$13,322	$649,500	$24,087

Included in the above table are 78 securities from 58 issuers. Approximately 56% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

The Society closely monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality. The Society also regularly monitors industry sectors. The Society considers relevant facts and circumstances in evaluating whether the impairment is other than temporary, including (1) the probability of the Society collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition and (2) the Society’s decision to sell a security prior to its maturity at an amount below its carrying amount, or with respect to certain asset backed or structured securities, its ability and intent to hold until recovery to cost or amortized cost. Additionally, financial condition, near-term prospects of the issuer, and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Society will record a charge to the statutory-basis statements of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired. The Society believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled.

The following table shows gross unrealized losses and fair values of common stocks, aggregated by length of time that individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
December 31, 2013
Stocks:
Common stocks (unaffiliated)	$37,844	$4,094	$10,884	$2,038	$48,728	$6,132
Common stocks (affiliated)	—	—	628	15,947	628	15,947

Total	$37,844	$4,094	$11,512	$17,985	$49,356	$22,079

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
December 31, 2012
Stocks:
Common stocks (unaffiliated)	$73,037	$6,964	$10,719	$582	$83,756	$7,546
Common stocks (affiliated)	—	—	923	15,151	923	15,151

Total	$73,037	$6,964	$11,642	$15,733	$84,679	$22,697

The Society believes the unrealized losses are temporary declines based on its evaluation of current economic conditions and company-specific information and believes that the market value of such securities will return to at least the Society’s cost in the near term.

The amortized cost and estimated fair value of bonds at December 31, 2013, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Fair Value
Due in one year or less	$244,856	$249,996
Due one through five years	1,203,872	1,320,369
Due five through ten years	2,536,354	2,573,806
Due after ten years	1,770,720	1,786,868
Mortgage-backed and other securities without a single maturity date	985,035	968,060

	$6,740,837	$6,899,099

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Major categories of net investment income are summarized as follows:

	Year Ended December 31
	2013	2012	2011
Bonds	$286,361	$309,607	$313,897
Common stocks	12,247	16,494	8,831
Mortgage loans	86,151	84,340	82,170
Real estate	19,281	21,019	21,239
Certificate loans	12,137	12,081	12,266
Cash and short-term investments	184	281	356
Other invested assets	520	315	46
Other	15,330	874	1,333

	432,211	445,011	440,138
Less investment expenses	15,482	25,755	22,980

	$416,729	$419,256	$417,158

Interest income is recognized on an accrual basis. The Society does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. Interest income on nonperforming loans generally is recognized on a cash basis. The Society did not recognize any interest income on impaired loans for the years ended December 31, 2013, 2012, or 2011. The Society did not recognize any interest income on a cash basis for the years ended December 31, 2013, 2012, or 2011. At December 31, 2013 and 2012, the Society excluded investment income due and accrued for investments in default of $624 and $210, respectively, with respect to such practices.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus are summarized as follows:

	Realized			Change in Unrealized
	Year Ended December 31			Year Ended December 31
	2013	2012	2011	2013	2012	2011
Bonds	$1,823	$(501)	$8,311	$65	$—	$—
Common stocks (unaffiliated)	39,482	14,860	(4,509)	83,143	35,702	(22,226)
Common stocks (affiliated)	—	—	—	796	(9,116)	(1,194)
Mortgage loans	—	(118)	1,480	—	—	—
Real estate	87	582	—	—	—	—
Other invested assets	(10,682)	—	(631)	13,569	(13,553)	—
Securities lending	—	—	—	14	19,409	10,507
Derivative instruments	(388)	(11,077)	580	1,246	11,126	(13,021)

Total capital gains (losses)	30,322	3,746	5,231	98,833	43,568	(25,934)

Transferred to (from) interest maintenance reserve	2,257	(11,212)	6,934	—	—	—

Net capital gains (losses)	$28,065	$14,958	$(1,703)	$98,833	$43,568	$(25,934)

Proceeds from sales and redemptions of bonds during 2013, 2012, and 2011 were $574,479, $923,555, and $668,964, respectively. Gross gains and gross losses realized from these transactions amounted to $3,172 and $(1,348) for 2013, $3,097 and $(3,597) for 2012, and $9,147 and $(836) for 2011, respectively.

Realized capital gains (losses) on common stocks in 2013, 2012, and 2011 included the recognition of OTTIs of $(3,379), $0, and $(3,571), respectively.

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2013 and 2012, 18.0%, or $1,210,397, and 9.6%, or $631,763, respectively, of the Society’s bond portfolio was invested in private placement bonds.

At December 31, 2013 and 2012, bonds and certificates of deposit with a total statement value of $621 and $620, respectively and a fair value of $842 and $941, respectively were on deposit with state insurance departments to satisfy regulatory requirements.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Commercial mortgage loans originated or acquired by the Society represent its primary area of credit risk exposure. At December 31, 2013 and 2012, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution
	December 31
	2013	2012
Pacific	$476,664	$442,940
North Central	416,375	360,077
South Atlantic	274,415	251,316
Mid-Atlantic	166,144	157,664
South Central	174,675	150,570
Mountain	129,586	80,485
Other	15,303	20,577

Total	$1,653,162	$1,463,629

Property-Type Distribution
	December 31
	2013	2012
Office	$631,467	$530,967
Industrial	526,458	475,727
Retail	427,018	412,073
Other	68,219	44,862

Total	$1,653,162	$1,463,629

The credit quality of mortgage loans by type of property for the year ended December 31, 2013 were as follows:

Commercial Mortgages – Class CM1	$1,488,815
Commercial Mortgages – Class CM2	132,711
Commercial Mortgages – Class CM3	31,636
Commercial Mortgages – Class CM4	—
Commercial Mortgages – Class CM5	—

$1,653,162

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

The credit quality of the commercial mortgage loan portfolio was determined using the Risk-Based Capital reporting methodology adopted by the NAIC. The model assigns a letter rating to each loan in portfolio using two common, well-known industry metrics: debt service coverage (DSC) and loan-to-value (LTV). DSC captures specific characteristics of a property, plus the impact of the collateral’s local economy on the property’s net operating income. Thus, both property-specific as well as market risks are reflected through the property’s income and DSC calculation. LTV is periodically updated using an independent industry index for property values.

During 2013, the respective maximum and minimum lending rates for mortgage loans were 6.00% and 3.65%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 80%. At December 31, 2013 and 2012, the Society did not hold any restructured mortgages. During 2013 and 2012 the Society did not reduce interest rates on any mortgages. In 2013 and 2012, the Society had no mortgages with interest 180 days or more past due. There were no taxes, assessments, or other amounts advanced on mortgage loans during 2013, 2012, or 2011.

The following tables provide age analysis of the commercial mortgage loans aggregated by type:

Commercial
December 31, 2013	Insured	All Other	Total
Recorded investment (all)	$—	$1,653,162	$1,653,162
(a) Current	—	—	—
(b) 30-59 days past due	—	—	—
(c) 60-89 days past due	—	—	—
(d) 90-179 days past due	—	—	—
(e) 180+ days past due	—	—	—

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

Commercial
December 31, 2012	Insured	All Other	Total
Recorded investment (all)	$—	$1,459,246	$1,459,246
(a) Current	—	4,383	4,383
(b) 30-59 days past due	—	—	—
(c) 60-89 days past due	—	—	—
(d) 90-179 days past due	—	—	—
(e) 180+ days past due	—	—	—

The Society recognized no impairments during 2013. An impairment of $239 on one mortgage loan was recognized during 2012. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. The Society did not hold an allowance for credit losses on mortgage loans at December 31, 2013, 2012 or 2011.

Net investment income for the years ended December 31, 2013, 2012, and 2011, included rental income of $3,581, $3,581, and $3,581, respectively, for the Society’s occupancy of office space in two owned real estate properties. Rental income from other tenants and operating expenses of the buildings are also included in net investment income. These assets are being depreciated using the straight-line method over their estimated useful lives that range from 31.5 to 50 years. Improvements to property occupied by the Society are depreciated over a period equal to the lesser of the remaining useful life of the property, the useful life of the improvement, or 10 years. Depreciation expense on home office real estate for the years ended December 31, 2013, 2012, and 2011, was $2,890, $2,864, and $2,575, respectively.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

2. Investments (continued)

The Society has other real estate consisting of land and buildings acquired by purchase or through foreclosure on mortgage loans. This real estate is segregated by property held for the production of income and held for sale. Net investment income on properties held for the production of income for the years ended December 31, 2013, 2012, and 2011, included rental income of $12,552, $13,470, and $14,232, respectively, and operating expenses of $4,749, $6,116, and $6,204, respectively. No properties were transferred from held for the production of income to properties held for sale during 2013 or 2012. Net investment income on properties held for sale for the years ended December 31, 2013, 2012, and 2011, included rental income of $0, $340, and $201, respectively, and operating expenses of $185, $224, and $345, respectively, on these properties. The carrying amount of real estate under leased fee arrangements is being amortized using the straight-line method over the corresponding lease terms that range from 20 to 30 years. The remaining other real estate properties are being depreciated using the straight-line method over their estimated useful lives that range from 10 to 50 years. Depreciation expense on properties held for the production of income was $3,255, $3,258, and $3,518 in 2013, 2012, and 2011, respectively.

Impairments to real estate property #321, located in Overland Park, KS, in the amount of $839 and $500 were recognized in realized capital gains (losses) during 2013 and 2012, respectively to reduce the book value to estimated net proceeds. Real estate property #124, located in Wichita, KS and real estate property #140, located in Atlanta, GA were disposed of during 2013 with gains of $42 and $884 realized in realized capital gains (losses) on those respective transactions. Real estate property #314, located in Reading, PA was disposed in July of 2012 and a gain of $1,082 was realized in realized capital gains (losses) on that transaction. In 2011 there were no impairments to real properties nor any properties disposed.

3. Derivatives

Options on Interest Rate Swaps

The Society periodically acquires options on interest rate swaps to hedge against adverse changes in interest rates. The options are intended to reduce the exposure to the interest rate risk associated with embedded options in interest-sensitive annuity and universal life product liabilities.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

3. Derivatives (continued)

At December 31, 2013 the Society held no options on interest rate swaps. At December 31, 2012, the Society held options on interest rate swaps with a total notional amount of approximately $100,000. The notional amount of the option on the interest rate swap is the specified amount on which exchanged interest payments are based. The options on interest rate swaps were acquired at a cost of approximately $2,935 at December 31, 2012, and are reflected on the accompanying statutory-basis balance sheets at the fair value of approximately $0 at December 31, 2012.

The options on interest rate swaps expose the Society to counterparty credit risk which is mitigated by credit ratings, active International Swaps and Derivative Association agreements, fully collateralized posted credit support based on daily valuation and by establishing and monitoring exposure limits. The total credit exposure for options on interest rate swaps is represented by the market value of the options less the market value of acceptable collateral. At December 31, 2013 and 2012, the Society’s total credit exposure was zero considering fair value of $0 and $0 posted credit support collateral of $0 and $150, respectively.

S&P 500 European Call Options

The Society acquires over-the-counter S&P 500 European call options with initial terms of seven years to match the market-produced crediting liability above the minimum guarantee on the Society’s equity-indexed annuity line of business. The terminal value of the options at expiration is approximately equal to the market-produced crediting liability on the respective equity-indexed annuity block of business given expected surrenders. A termination of the options with the counterparty may result in a market price reflecting significant reduction in value. Given expected surrenders and a long-term positive market growth, management anticipates that losses will be minimal. These instruments are illiquid.

At December 31, 2013 and 2012, the Society held call options with a notional amount of approximately $3,415 and $7,480, respectively. The notional amount of the option is determined by multiplying current block premium by a factor approximating the current participation rate. The call options were acquired at a cost of approximately $834 and $2,624 and are reflected on the accompanying statutory-basis balance sheets at their fair value of approximately $476 and $118 at December 31, 2013 and 2012, respectively.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

3. Derivatives (continued)

The call options expose the Society to counterparty credit risk, which is mitigated by minimum capital requirements, credit ratings, and net exposure limits above posted collateral. The total credit exposure for S&P 500 European call options is represented by the market value of the options less the fair value of acceptable collateral. At December 31, 2013 and 2012, the Society’s total credit exposure, after posting of collateral by the counterparties for amounts above a net exposure limit, was approximately $326 and $118, respectively.

Covered Equity Call Options

Periodically, the Society writes covered equity call options for the purpose of income generation when the market value of certain Society equity holdings are deemed to be overvalued. Covered equity call options are written in lieu of a direct sale of the security.

At December 31, 2013 and 2012, the Society has open short positions in covered equity call options with a fair value of $0 and $118, respectively, which are included in other liabilities. On disposition, gains and losses are recognized immediately, with gains and losses on exercise combined with the gains and losses on the covering asset. During 2013, 2012, and 2011, the Society recognized gains on the termination of covered equity call options of approximately $226, $552, and $1,110, respectively.

4. Related-Party Transactions

The Society has separate servicing agreements with WFS Holdings, Inc., Woodmen Financial Services, Inc., and Woodmen Insurance Agency, Inc. whereby these affiliates reimburse the Society for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $1,973, $1,774, and $1,756 during 2013, 2012, and 2011, respectively.

The Society has mortgage loan agreements with fraternal youth camps and lodges. These loans are secured by a first lien on the related land and buildings, bear interest at 6%, and aggregated $5,872 and $6,197 as of December 31, 2013 and 2012, respectively.

During 2012, the Society dissolved an affiliated company, Omaha Woodmen Blocker, Inc. As a result a one-time dividend in the amount of $6,855 was recognized.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans

Pension Plans

The Society has a noncontributory, qualified defined benefit pension plan covering substantially all employees and fieldworkers who began service prior to October 1, 2006, with benefits based on years of service and either career or final average earnings. Under the pension plan, retirement benefits are primarily a function of the number of years of service and the level of compensation.

The Society has a supplemental retirement plan for those pension plan participants whose benefits calculated under the retirement plan formulas exceed ERISA limitations and for nonemployee members of the Board of Directors. This supplemental retirement plan makes up for any shortfall caused by the limitations and functions in the same manner as the retirement plan.

The qualified and supplemental retirement plans are each funded via fixed and variable group deposit fund contracts issued by the Society and are included in the liability for deposit-type contracts on the statutory-basis balance sheets. As of December 31, 2013 and 2012, the fixed account totaled $357,058 and $334,773, respectively, and the variable account totaled $227,401 and $171,757, respectively. As of December 31, 2013 and 2012, the Society accrued liabilities in accordance with actuarially determined amounts.

Two different actuarial cost methods are used to develop the pension plan costs for employees and for fieldworkers because of the distinctly different benefit structures for those two groups. The employees’ benefits are developed using a final average salary formula, while the fieldworkers’ benefits are developed using a career average formula.

Postretirement Benefit Plan

The Society sponsors non-pension postretirement health and life plans. Substantially all employees and fieldworkers may become eligible if they reach retirement age while employed with the Society. Life insurance benefits are generally set at a fixed amount, while retirees are offered a preferred provider arrangement for their health care coverage. Under statutory accounting for employers providing postretirement benefits other than pensions, the estimated cost of postretirement benefits is accrued at the date the Society’s employees and fieldworkers become eligible to retire.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

The health plan is contributory, with participants’ contributions adjusted annually; the life insurance plans include both contributory and noncontributory components. The accounting for the health plan anticipates future cost-sharing changes, including increases in premiums, deductibles, and individual stop-loss levels, so as to keep pace, on average, with increases in the health care cost trend rate.

The Society uses a December 31 measurement date for its pension plans and other postretirement benefit plans. The accumulated benefit obligation for its pension plans represents the present value of pension benefits earned as of December 31 based on service and compensation through December of the respective year-end. The accumulated benefit obligation for the pension plans was $509,554 and $583,120 at December 31, 2013 and 2012, respectively.

The projected benefit obligation for pension and other postretirement benefits represents the present value of postretirement benefits deemed earned as of December 31, projected for estimated salary and medical cost rate increases as of an assumed date with respect to retirement, termination, disability, and death. The following table sets forth the change in the projected benefit obligation for pension and other postretirement benefits:

	Pension Benefits		Other Postretirement Benefits
	Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012
Change in projected benefit obligation
Benefit obligation at beginning of year	$616,977	$631,890	$31,471	$33,405
Service cost	9,192	10,057	781	2,142
Interest cost	25,847	26,793	1,714	1,235
Contributions by plan participants	—	—	95	99
Actuarial loss (gain)	(76,734)	(6,661)	(20,529)	(4,031)
Plan amendments	—	(21,952)	23,686	—
Benefits paid	(34,461)	(23,150)	(1,229)	(1,379)

Benefit obligation at end of year	$540,821	$616,977	$35,989	$31,471

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

A summary of assets and assumptions of the pension and other postretirement benefit plans are as follows:

	Pension Benefits		Other Postretirement Benefits
	Year Ended December 31		Year Ended December 31
	2013	2012	2013	2012
Change in plan assets
Fair value of plan assets at beginning of year	$506,530	$481,699	$—	$—
Actual return on plan assets	69,738	36,539	—	—
Employer contributions	42,000	11,442	1,135	1,280
Contributions by plan participants	—	—	94	99
Benefits paid	(34,461)	(23,150)	(1,229)	(1,379)

Fair value of plan assets at end of year	$583,807	$506,530	$—	$—

Funded status
Overfunded:
a. Assets (nonadmitted)
1. Prepaid benefit costs	$107,282	$84,650	$—	$—
2. Overfunded plan assets	48,210	—	—	—

3. Total assets (nonadmitted)	$155,492	$84,650	$—	$—

Underfunded:
b. Liabilities recognized
1. Accrued benefit costs	$—	$—	$43,960	$40,611
2. Liability for pension benefits	5,224	110,447	—	—

3. Total liabilities recognized	$5,224	$110,447	$43,960	$40,611

c. Unrecognized liabilities	$—	$—	$—	$23,686

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

	Pension Benefits			Other Postretirement Benefits
	2013	2012	2011	2013	2012	2011
Weighted average assumptions used to determine benefit obligations at December 31
Discount rate	5.35%	4.35%	4.30%	5.35%	4.35%	4.30%
Rate of compensation increase	4.00%	4.00%	4.00%	N/A	N/A	N/A

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31
Discount rate	4.35%	4.30%	5.55%	4.35%	4.30%	5.55%
Expected long-term rate of return on plan assets	7.50%	7.50%	7.50%	N/A	N/A	N/A
Rate of compensation increase	4.00%	4.00%	4.00%	N/A	N/A	N/A

A minimum pension liability is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment, less allowable intangible assets, is reported as a surplus adjustment. The accumulated benefit obligation for the Society’s non-qualified defined benefit plan of $10,409 was in excess of the fair value of the assets of $5,185 at December 31, 2013. An overfunded pension plan asset is required to be recognized and non-admitted when the actuarial present value of accumulated benefits is less than plan assets and accrued pension liabilities. The accumulated benefit obligation for the Society’s qualified defined benefit plan of $530,411 was less than the fair value of the assets of $578,621. At December 31, 2012, the accumulated benefit obligation for both qualified and non-qualified benefit plans of $583,121 was in excess of the fair value of the assets of $506,530.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

Accordingly, at December 31, 2013 and 2012, an overfunded pension plan asset was established and non-admitted for $48,210 and $0, respectively and an additional pension liability was established for $5,224 and $76,591, respectively. The Society had no intangible asset related to the minimum pension liability at December 31, 2013 or 2012. The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Postretirement Benefits
	2013	2012	2011	2013	2012	2011
Components of net periodic benefit cost
Service cost	$9,192	$10,057	$8,889	$782	$2,142	$2,380
Interest cost	25,847	26,793	28,096	1,714	1,235	1,432
Expected return on plan assets	(37,652)	(36,873)	(32,755)	—	—	—
Prior service cost recognized	(2,672)	(27)	(27)	1,988	(1,485)	(1,485)
Recognized gains and losses	18,264	20,780	7,650	—	—	—

Gain or loss recognized due to settlement or curtailment	6,388	—	—	—	—	—

Net periodic benefit cost	$19,367	$20,730	$11,853	$4,484	$1,892	$2,327

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

	Pension Benefits		Other Postretirement Benefits
	2013	2012	2013	2012
Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost
a. Items not yet recognized as a component of net periodic cost – prior year	$195,097	$244,129	$(9,139)	$(6,592)
b. Net transition asset or obligation recognized	—	—	—	—
c. Net prior service cost or credit arising during the period	—	—	23,686	—
d. Net prior service cost or credit recognized	2,672	27	(1,988)	1,485
e. Net gain and loss arising during the period	(108,821)	(6,327)	(20,529)	(4,032)
f. Net gain and loss recognized	(18,264)	(20,780)	—	—
g. Net gain and loss recognized due to plan amendment	(6,388)	(21,952)	—	—

h. Items not yet recognized as a component of net periodic cost – current year	$64,296	$195,097	$(7,970)	$(9,139)

	Pension Benefits		Other Postretirement Benefits
	2013	2012	2013	2012
Amounts in unassigned funds (surplus) expected to be recognized in the next fiscal year as components of net periodic benefit cost
a. Net transition asset or obligation	$—	$—	$—	$—
b. Net prior service cost or credit	(2,672)	(2,672)	1,988	1,988
c. Net recognized gains and losses	3,001	18,264	(2,696)	—

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

	Pension Benefits		Other Postretirement Benefits
	2013	2012	2013	2012
Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost
a. Net transition asset or obligation	$—	$—	$—	$—
b. Net prior service cost or credit	(19,517)	(22,189)	14,773	(6,925)
c. Net recognized gains and losses	83,813	217,286	(22,744)	(2,215)

For measurement purposes with respect to the postretirement health plan, a 6.9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2013. The rate was assumed to decrease gradually to 4.4% over 70 years for those under age 65 and 4.3% for those 65 and over.

A one-percentage-point change in assumed health care cost trend rates at December 31, 2013, would have the following effects:

	One- Percentage- Point Increase	One- Percentage- Point Decrease
Effect on total of service and interest cost components	$436	$(342)
Effect on postretirement benefit obligation	4,879	(3,962)

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

Pension Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. The pension plan’s Level 1 assets include large cap equity securities.

•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. The pension plan has no Level 2 assets.

•	Level 3 – Fair values are based on significant unobservable inputs for the asset. The pension plan’s Level 3 assets include a Society general account investment.

The pension plan assets are held in both the separate account and a Society general account investment. The separate account assets, all in Level 1, consist of actively traded exchange listed large cap equity securities. Unadjusted quoted prices for these securities are provided to the Society by independent pricing services. There are no Level 2 pension plan assets. The pension plan general account assets, all in Level 3, include assets in the Society’s investment portfolio. Fair value of the general account assets is equal to an interest bearing deposit account with interest being set at the Society’s discretion which is equivalent to the overall rate earned on the Society’s assets. The fair value of the Society general account investment is the amount the plan would receive if withdrawing funds from the contract.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

The fair value of the pension plan’s assets by asset category as of December 31, 2013 is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
Asset category
Large cap equity portfolios	$226,748	$226,748	$—	$—
Society general account investment	357,059	—	—	357,059

Total	$583,807	$226,748	$—	$357,059

The fair value of the pension plan’s assets by asset category as of December 31, 2012 is as follows:

	Assets Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3
Asset category
Large cap equity portfolios	$171,757	$171,757	$—	$—
Society general account investment	334,773	—	—	334,773

Total	$506,530	$171,757	$—	$334,773

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2013, is as follows:

		Actual Return on Plan Assets
	Beginning Asset Balance	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, and Settlements	Transfers in (Out) of Level 3	Ending Asset Balance
Asset category
Society general account investment	$334,773	$16,615	$—	$5,671	$—	$357,059

Total	$334,773	$16,615	$—	$5,671	$—	$357,059

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2012, is as follows:

		Actual Return on Plan Assets
	Beginning Asset Balance	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, and Settlements	Transfers in (Out) of Level 3	Ending Asset Balance
Asset category
Society general account investment	$320,195	$16,140	$—	$(1,562)	$—	$334,773

Total	$320,195	$16,140	$—	$(1,562)	$—	$334,773

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

Pension plan assets are primarily invested in investment grade securities and large cap common stocks. The pension plan’s weighted average asset allocations at December 31, 2013 and 2012, by asset category are as follows:

	Plan Assets at December 31
	2013	2012
Asset category
Equity – Variable Group Deposit Contract	38.8%	33.9%
Fixed income – Fixed Group Deposit Contract	61.2	66.1

	100.0%	100.0%

The Society’s long-range asset allocation model is 25% – 50% equities and 50% – 75% fixed income.

At December 31, 2013, the Society used an expected long-term return of 7.5% on pension fund assets. This return is predicated on the fact that historically, over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of approximately 6%. The Society’s long-range asset allocation model of 25% – 50% equities and 50% – 75% fixed income would indicate that the long-term expected return would be approximately 7.5% if the investments were made in the broad indexes. Actual returns may vary depending on economic conditions, actual allocation of assets, and other currently unknown factors. While these assets will be professionally managed, such that we may expect to earn a premium on these returns, we are not including such an adjustment in our assumption.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

The Society expects to contribute $5,000 to its pension plans and $1,279 to its other postretirement benefit plan in 2014. The Society’s policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Society considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89, expenses for the year in question, and the limitations on deductibility imposed by federal income tax law. The following benefit payments that reflect expected future service, as appropriate, are expected to be paid: $28,523 in 2014, $26,848 in 2015, $29,836 in 2016, $32,997 in 2017, $29,863 in 2018, and $173,933 in the years 2019–2023.

Deferred Compensation Agreements

The Society has deferred compensation agreements with the key management employees of the Society. The liabilities under these agreements are being accrued over the employees’ periods of participation. The liabilities at December 31, 2013 and 2012, were $12,810 and $12,706, respectively, and are included in other liabilities in the statutory-basis balance sheets. Interest credited to participant accounts in 2013, 2012, and 2011 was $506, $539, and $537, respectively.

401(k) Defined Contribution Plan

The Society has a 401(k) plan for qualifying fieldworkers and employees. All employees beginning service after October 1, 2006, are enrolled in the 401(k) plan in lieu of the qualified defined benefit pension plan. The Society matches participant contributions up to 3% of the participant’s compensation. In addition, the Society provides service-related contributions based on the participant’s years of service. The Society’s matching contributions were $1,032 and service-related contributions were $437 for 2013. The Society’s matching contributions were $949 and service-related contributions were $378 for 2012. Employees beginning service prior to October 1, 2006, are eligible to participate in 401(k) plan but are not eligible for matching or service-related contributions. These participants may contribute up to 15% of their annual earnings, subject to certain limitations, as pretax, salary deferral contributions.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

5. Employee Benefit Plans (continued)

Discounted Employee Security Option Plan

The Society sponsors a discounted employee security option plan (DESOP) for directors and officers of the Society. New option grants under this program ceased effective May 1, 2002, due to changes in Internal Revenue Service regulations. The DESOP is a nonqualified plan whereby participants, prior to May 1, 2002, elected to accept discounted stock options in lieu of cash compensation. Any portion of regular compensation and/or any portion of incentive compensation could be relinquished for options. Options were granted quarterly and may be exercised six months following the grant date. The exercise price is 25% of the value of the options on the grant date. Options expire 15 years after the date of grant. The liabilities for relinquished compensation are maintained for unexercised options over the participants’ periods of participation. At December 31, 2013 and 2012, mutual funds with a fair value of $914 and $1,057 (actual cost $901 and $1,207), respectively, were included in the Society’s common stock portfolio, and liabilities related to the DESOP totaled $712 and $897, respectively.

Other Benefits

As a result of the Society administering its own group life and short-term disability plans, the Society recognized premium income of $971, $984, and $1,033 during 2013, 2012, and 2011, respectively, which is included in the statutory-basis statements of operations.

6. Surplus

The Society is required to maintain minimum surplus levels established by the Nebraska Department of Insurance. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Nebraska Department of Insurance. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2013, the Society’s surplus exceeded the minimum levels required by the Nebraska Department of Insurance and RBC standards.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

7. Annuity Reserves and Deposit Fund Liabilities

At December 31, 2013, the Society’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	General Amount	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0%
At book value less current surrender charge of 5% or more	401,718	—	—	401,718	11
At market value	—	83,875	—	83,875	2

Total with adjustment or at market value	401,718	83,875	—	485,593	13
At book value (minimal or no charge or adjustment)	2,586,858	—	—	2,586,858	69
Not subject to discretionary withdrawal	463,791	—	226,748	690,539	18

Total annuity reserves and deposit fund liabilities – before reinsurance	3,452,367	83,875	226,748	3,762,990	100%

Less reinsurance ceded	—	—	—	—

Net annuity reserves and deposit fund liabilities	$3,452,367	$83,875	$226,748	$3,762,990

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

7. Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2013, is as follows:

Life and accident and health annual statement:
Annuity reserves, total net	$2,624,809
Supplementary contracts with life contingencies, total net	71,524
Deposit-type contracts, total net	756,034

3,452,367

Separate accounts annual statement:
Annuity reserves, total net	83,875
Other contract deposit funds	226,748

Total annuity actuarial reserves and deposit fund liabilities	$3,762,990

8. Separate Accounts

Information regarding the nonguaranteed separate accounts of the Society as of and for the years ended December 31 is as follows:

	2013	2012	2011
Premiums, deposits, and other considerations	$20,962	$102,025	$32,641

Reserves
For accounts with assets at:
Market value	$310,623	$232,082	$213,608
Amortized cost	—	—	—

Total	$310,623	$232,082	$213,608

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

8. Separate Accounts (continued)

	December 31
	2013	2012
Reserves for nonguaranteed separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	83,875	60,325
At book value without market value adjustment and with current surrender charge of less than 5%	—	—

Subtotal	83,875	60,325
Not subject to discretionary withdrawal	226,748	171,757

Total separate account reserves	$310,623	$232,082

Amounts transferred to and from separate accounts in the statutory-basis statements of operations are as follows:

	Year Ended December 31
	2013	2012	2011
Transfers to separate accounts	$20,962	$102,025	$32,641
Transfers from separate accounts	10,318	100,366	33,639

Net transfers to and from separate accounts	$10,644	$1,659	$(998)

9. Commitments and Contingencies

The Society is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and sometimes punitive damages have been asserted. In the opinion of the Society’s management, the ultimate disposition of such matters will not have a materially adverse effect on the Society’s financial position or results of operations.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

9. Commitments and Contingencies (continued)

The Society has committed to make capital contributions to its subsidiary, WFS Holdings, Inc., as may be required to enable WFS Holdings, Inc. to finance its business operations and those of its operating subsidiaries and to allow WFS Holdings, Inc. or its subsidiaries to remain in continuous compliance with any regulatory capital requirements. WFS Holdings, Inc. is dependent upon capital contributions from the Society to fund operations for the foreseeable future.

On or about February 1, 2013 a settlement agreement in principal for the Lawsuit (Case 8:09-cv-00407 in the United States District Court for the District of Nebraska) against U.S. Bank National Association in regards to the Society’s participation in the defendants’ securities lending and cash collateral investment program was reached by all parties to the litigation.

As of December 31, 2013 the Society has outstanding commitments for purchases of mortgage loans in the amount or $20,675.

10. Fair Value of Financial Instruments

SSAP No. 100, Fair Value Measurements, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SSAP No. 100 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the market value of the Society.

Determination of Fair Value

Included in various investment-related line items in the statutory-basis financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired or, for certain bonds and preferred stock, when carried at the lower of cost or market.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

10. Fair Value of Financial Instruments (continued)

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Fair values are based on quoted marks or market prices when available. When marks or market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Society estimates fair value using discounted cash flow methods, models, and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model, or input used.

Fair Value Hierarchy

The Society’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by GAAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•	Level 1 – Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•	Level 2 – Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads, and yield curves.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

10. Fair Value of Financial Instruments (continued)

•	Level 3 – Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Society’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheets approximate their fair value due to their liquid nature or expected short-term settlement.

Bonds: Fair values of bonds are based on quoted market prices or dealer quotes. Certain private placement bonds do not have quoted market prices available. For these private placement bonds a fair value is determined by either first using a price provided by our custodian or secondarily a broker. If no other pricing source is available a discounted cash flow method is used to determine fair value.

Common stocks: Fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Mortgage loans: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates that yield 150 basis points more than treasuries with similar effective durations.

Certificate loans: Certificate loans, which have no defined maturity, had interest rates at December 31, 2013, which ranged from 5% to 8%. The Society believes that the statement value approximates the fair value of the certificate loans.

Options on Interest Rate Swaps: Fair values for options on interest rate swaps are based on valuations received from valuation agents.

Call options: Fair values for call options are valued based on binomial calculations, which are compared to valuations received from brokers for reasonableness.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

10. Fair Value of Financial Instruments (continued)

Other invested assets: The Society believes that the statement value of the mortgage loan participation asset investment approximates its fair value.

Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity: Fair values of the Society’s investment contract, deferred annuity, and single premium deferred annuity liabilities that are under contracts involving significant mortality or morbidity are stated at the cost the Society would incur to extinguish the cash surrender value related to the liability.

Separate accounts: Fair values for separate accounts established to back a portion of pension liabilities with common stocks and for variable annuity contracts with mutual funds are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Certificate and contract claims, other certificate holders’ funds, and refunds to members: The carrying amounts reported in the statutory-basis balance sheets for these items approximate their fair value because short-term settlement is expected.

Securities lending: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these instruments are determined using methods described above under Cash, Cash Equivalents and short-term investments, and Common stocks.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

10. Fair Value of Financial Instruments (continued)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Society’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2013 and 2012, respectively:

	December 31, 2013
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Cash and short-term investments	$167,283	$167,283	$167,283	$—	$—
Bonds	6,740,837	6,899,099	—	6,851,422	47,677
Common stocks (unaffiliated)	566,316	566,316	544,649	464	21,203
Mortgage loans	1,653,162	1,754,343	—	—	1,754,343
Certificate loans	165,673	165,673	—	—	165,673
Derivatives	476	476	—	—	476
Securities lending	238,527	238,527	—	238,527	—
Other invested assets	11,527	11,527	610	—	10,917
Separate account assets	357,128	357,128	357,128	—	—

Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity	2,804,177	2,755,131	—	2,755,131	—
Certificate and contract claims	33,764	33,764	—	33,764	—
Other certificate holders’ funds	1,787	1,787	—	1,787	—
Refunds to members	65,315	65,315	—	65,315	—
Covered Equity Call Options	—	—	—	—	—
Securities lending	238,336	238,336	—	238,336	—
Separate account liabilities	357,128	357,128	357,128	—	—

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

10. Fair Value of Financial Instruments (continued)

	December 31, 2012
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Cash and short-term investments	$177,560	$177,560	$177,560	$—	$—
Bonds	6,587,791	7,170,425	—	7,115,840	54,585
Common stocks (unaffiliated)	473,776	473,776	450,220	23,491	65
Mortgage loans	1,463,629	1,658,471	—	—	1,658,471
Certificate loans	168,277	168,277	—	—	168,277
Derivatives	118	118	—	—	118
Securities lending	171,106	171,106	—	171,106
Other invested assets	40,230	40,230	137	30,572	9,521
Separate account assets	262,508	262,508	262,508	—	—

Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity	2,636,837	2,591,318	—	2,636,837	—
Certificate and contract claims	38,473	38,473	—	38,473	—
Other certificate holders’ funds	1,790	1,790	—	1,790	—
Refunds to members	76,945	76,945	—	76,945	—
Covered Equity Call Options	118	118	118	—	—
Securities lending	170,928	170,928	—	170,928	—
Separate account liabilities	262,508	262,508	262,508	—	—

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

10. Fair Value of Financial Instruments (continued)

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2013, about the Society’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Cash and short-term investments	$167,283	$—	$—	$167,283
Common stocks (unaffiliated):
Industrial and misc.	543,735	—	21,138	564,873
Mutual funds	914	463	66	1,443
Common stocks (affiliated)	—	628	—	628
Derivatives	—	—	476	476
Securities lending assets	—	238,527	—	238,527
Separate account assets	312,708	44,420	—	357,128

Total assets at fair value	$1,024,640	$284,038	$21,680	$1,330,358

Liabilities at fair value:
Derivatives	$—	$—	$—	$—
Securities lending liabilities	—	238,336	—	238,336

Total liabilities at fair value	$—	$238,336	$—	$238,336

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

10. Fair Value Measurements and Fair Value Hierarchy (continued)

The following table provides information as of December 31, 2012, about the Society’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Cash and short-term investments	$177,560	$—	$—	$177,560
Common stocks (unaffiliated):
Industrial and misc.	449,163	21,458	—	470,621
Mutual funds	1,057	2,033	65	3,155
Common stocks (affiliated)	—	—	—	—
Derivatives	—	—	118	118
Securities lending assets	171,106	—	—	171,106
Separate account assets	262,508	—	—	262,508

Total assets at fair value	$1,061,394	$23,491	$183	$1,085,068

Liabilities at fair value:
Derivatives	$118	$—	$—	$118
Securities lending liabilities	170,928	—	—	170,928

Total liabilities at fair value	$171,046	$—	$—	$171,046

Fair values and changes in the fair values of separate account assets generally accrue directly to stakeholders and are not included in the Society’s revenues and expenses or surplus.

Level 1 assets include actively traded exchange-listed equity securities and short-term U.S. Treasury bonds. Unadjusted quoted prices for these securities are provided to the Society by independent pricing services. Separate account assets in Level 1 primarily include actively traded exchange-listed equity securities and institutional and retail mutual fund and money market mutual fund investments valued by the respective mutual fund companies securities lending assets in Level 1 primarily include short maturity investments.

Level 1 liabilities consist of the written call options on certain common stocks the Society already owns to enhance returns or act as a rebalancing mechanism. The premium received for a written call option is recorded as a write-in liability until the option is exercised, expires, or is otherwise terminated. The liability is marked to market at each statement date using prices provided by an independent pricing service.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

10. Fair Value Measurements and Fair Value Hierarchy (continued)

Level 2 assets include certain of the Society’s investments in public and private equity securities. Fair values of equity securities reported in this category are largely provided by independent pricing services. Where independent pricing services provide marks, the Society has obtained an understanding of the methods, models, and inputs used in pricing and has controls in place to validate the marks represent current fair values.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because some stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Society will determine the fair value internally using a discounted expected future cash flow model. This model estimates fair value using discounted cash flows at a market yield where the discount rate reflects market returns. The market return is obtained by referring to similar securities and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market.

The Society classifies certain newly issued, privately placed, complex or illiquid securities in Level 3.

Level 3 assets include $21,204 and $65 of common stocks at December 31, 2013 and 2012, respectively, which consists of thinly-traded first-loss tranches of securitized collateral pools that are priced via broker-owned valuation teams with access to private trading activity and a former money market mutual fund that no longer receives designations from the SVO and is valued by the Society using a discounted cash flow model.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

10. Fair Value Measurements and Fair Value Hierarchy (continued)

Also included in Level 3 assets are derivative assets of $476 and $118 at December 31, 2013 and 2012, respectively, which represent over-the-counter S&P 500 call options having an initial term of seven years that were acquired to match the market-produced crediting liability above the minimum guarantee on the equity-indexed annuity line of business. These illiquid instruments are valued by the Society using internal models, and the results are compared to the related broker quotes.

Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2013 and 2012. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	Common Stocks	Call Options	Total
Balance at January 1, 2013	$65	$118	$183
Total gains or losses (realized/unrealized):
Included in net income	—	(614)	(614)
Included in surplus	—	1,207	1,207
Purchases	—	—	—
Issuances	—	—	—
Sales	—	—	—
Transfers in	21,139	—	21,139
Settlements	—	(235)	(235)

Balance at December 31, 2013	$21,204	$476	$21,680

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

10. Fair Value Measurements and Fair Value Hierarchy (continued)

	Common Stocks	Call Options	Total
Balance at January 1, 2012	$65	$265	$330
Total gains or losses (realized/unrealized):
Included in net income	—	(918)	(918)
Included in surplus	—	793	793
Purchases	—	—	—
Issuances	—	—	—
Sales	—	—	—
Settlements	—	(22)	(22)

Balance at December 31, 2012	$65	$118	$183

As described in Note 1, changes in the market value of call options purchased after January 1, 2003, are recorded through surplus as unrealized gains or losses. Purchases prior to January 1, 2003, are reported in net investment income.

On December 31, 2013 common stock consisting of thinly-traded first-loss tranches of securitized collateral pools were transferred into Level 3 due to changes in the observability of significant inputs. During 2013, there were no significant transfers between Level 1 and 2. There were no significant transfers in or out of Level 1, 2, or 3 during the year ended December 31, 2012.

The Company’s policy is to recognize transfers in and out of levels at the end of the reporting period.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)

(Dollars in Thousands)

10. Fair Value Measurements and Fair Value Hierarchy (continued)

Asset and Liabilities Measured at Fair Value on a Nonrecurring Basis

Certain assets and liabilities are measured at fair value on a nonrecurring basis. The following table summarizes investments that have been impaired and are recorded at fair value on the statutory-basis balance sheets at December 31, 2013 and 2012.

	December 31, 2013
	Total	Level 1	Level 2	Level 3
Bonds	$342	$—	$342	$—

Total	$342	$—	$342	$—

	December 31, 2012
	Total	Level 1	Level 2	Level 3
Bonds	$352	$—	$352	$—

Total	$352	$—	$352	$—

Level 2 assets include impaired publicly traded bonds. Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

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